                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                     the Securities Exchange Act of 1934

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    /X/  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                         NATIONAL WIRELESS HOLDINGS INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(2)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

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

                            [PRELIMINARY PROXY STATEMENT]



                                WIRELESS HOLDINGS INC.
                            249 ROYAL PALM WAY, SUITE 301
                              PALM BEACH, FLORIDA 33480

                                                                  March 18, 1997



To the Holders of Common Stock:

     The annual meeting of stockholders will be held at the Holiday Inn Crown Point, 16701 Collins Avenue, Miami Beach, Florida 33160 at 11:00 a.m. on April 18, 1997. A formal Notice of the Annual Meeting, a proxy card and Proxy Statement are attached hereto.

     You are cordially invited to attend the annual meeting in person; if this should be impossible, we request that you sign, date, and mail your proxy card promptly.

     Prompt return of your voted proxy will reduce the cost of further mailings. You may revoke your voted proxy at any time prior to the meeting or vote in person if you attend the meeting.

     It is always a pleasure for me and the other members of the Board of Directors to meet with our stockholders. We look forward to greeting as many of you as possible at the meeting.

                                                  Terrence S. Cassidy
                                                  President and
                                                  Chief Executive Officer

                            [PRELIMINARY PROXY STATEMENT]


                           NATIONAL WIRELESS HOLDINGS INC.
                            249 ROYAL PALM WAY, SUITE 301
                              PALM BEACH, FLORIDA 33480



                               NOTICE OF ANNUAL MEETING


                                                                  March 18, 1997

To the Holders of Common Stock:

     NOTICE IS HEREBY GIVEN that the annual meeting of the stockholders of National Wireless Holdings Inc. will be held at 11:00 a.m. Holiday Inn Crown Point, 16701 Collins Avenue, Miami Beach, Florida 33160, on April 18, 1997, for the following purposes:

     (1)  To amend the Company's Certificate of Incorporation:
         (a) To provide for the election of directors to staggered terms and for certain related matters;
         (b) To provide for an election to be governed by Section 203 of the Delaware General Corporation Law;
         (c) To limit the liability and broaden the indemnity of directors and officers;
         (d) To provide standards for the Board of Directors in evaluating certain offers;
         (e) To require that stockholder actions may only be taken at an annual or special meeting of stockholders and may not be taken by written consent; and
         (f) To require that certain sections of the Certificate of Incorporation may only be amended by the affirmative vote of at least 75% of the total number of the then outstanding shares of capital stock of the Company;

     (2)  To amend the Company's By-Laws
         (a)    To provide for the election of directors to staggered terms;
                and
         (b)    To provide for the removal of directors only for "cause";

     (3) To elect five (5) directors of the Company to hold office for initial terms of one, two, or three years, or in the event the proposed amendments to the Company's Certificate of Incorporation and By-Laws authorizing a staggered Board of Directors are not approved, then for a term of one year;

     (4) To ratify the appointment of Coopers & Lybrand L.L.P. as independent public accountants for the year 1997; and

     (5) To take action upon any other matters that may properly come before the meeting.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

     The Company will admit to the Annual Meeting stockholders of record, persons holding proof of beneficial ownership or who have been granted proxies and any other person that the Company, in its sole discretion, may elect to admit. If you plan to attend the Annual Meeting, please check the appropriate box on your proxy card.

     Stockholders of record at the close of business on March 17, 1997 are entitled to notice of, and to vote at the Annual Meeting or any adjournment thereof. A list of such stockholders will be available at the Annual Meeting and during the ten days prior thereto, at the office of the Company's counsel, Hahn & Hessen LLP, 350 Fifth Avenue, in the city of New York, New York County, New York.



                                             By Order of the Board of Directors,



                                             James Kardon
                                             Secretary


New York, New York
March 18, 1997


            WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE ANNUAL MEETING PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN
                            THE ENCLOSED PREPAID ENVELOPE.

                            [PRELIMINARY PROXY STATEMENT]


                           NATIONAL WIRELESS HOLDINGS INC.
                            249 ROYAL PALM WAY, SUITE 301
                              PALM BEACH, FLORIDA 33480


                                   PROXY STATEMENT


     The enclosed proxy is being solicited by the Board of Directors of the Company for use in connection with the annual meeting of stockholders to be held on April 18, 1997. This proxy statement and enclosed proxy are first being sent to stockholders on or about March 18, 1997. The mailing address of the principal executive office of the Company is 249 Royal Palm Way, Suite 301, Palm Beach, Florida 33480. The cost of preparing, printing and mailing the notice of meeting, proxy, proxy statement and annual report will be borne by the Company. Proxy solicitation other than by use of the mail may be made by regular employees of the Company by telephone and personal solicitation. Banks, brokerage houses, custodians, nominees and fiduciaries are being requested to forward the soliciting material to their principals and to obtain authorization for the execution of proxies, and may be reimbursed for their out-of-pocket expenses incurred in that connection. Any stockholder giving the enclosed proxy has the right to revoke it at any time before it is voted. To revoke a proxy, the stockholder must file with the Secretary of the Company either a written revocation or a duly executed proxy bearing a later date.

     The record of stockholders entitled to notice of, and to vote at, the annual meeting was taken at the close of business on March 17, 1997. At that date the Company had outstanding 3,253,000 shares of Common Stock ($.01 par value) of the Company ("Common Stock"). Each share of Common Stock is entitled to one vote. No other class of securities is entitled to vote at this meeting.

     A number of the proposals to be voted on at the annual meeting would have the effect of reducing the likelihood that the Company would be subject to a change of control or would delay such a change of control. No such proposal is in response to any change of control activity of which management of the Company is aware.

     The Proxies given pursuant to this solicitation will be voted at the meeting or any adjournment thereof. Abstentions and broker non-votes are voted neither "for" nor "against," and have no effect on the vote, but are counted in the determination of a quorum.

                   AVAILABLE INFORMATION AND SOURCES OF INFORMATION

     The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith files reports, proxy statements and other information with the Securities and Exchange Commission (the "SEC"). The reports, proxy statements and other information filed by the Company with the SEC can be inspected and copied at the public reference facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, and at the SEC's Regional Offices at 7 World Trade Center, 13th Floor, New York, New York 10048, and Northwest Atrium Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Copies of such material also may be obtained by mail from the Public Reference Section of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. Reports and other information concerning the Company can be inspected and copied at the offices of the National Association of Securities Dealers, Inc. at 1735 K Street, N.W., Washington, D.C. 20006.

     Statements contained in this Proxy Statement or in any document incorporated by reference in this Proxy Statement as to the contents of any contract or other document referred to herein or therein are not necessarily complete, and in each instance reference is made to the copy of such contract or other document filed or incorporated by reference as an exhibit to the registration statement or such other document, each such statement being qualified in all respects by such reference.

     No persons have been authorized to give any information or to make any representation other than those contained in this Proxy Statement in connection with the solicitations of proxies made hereby and, if given or made, such information or representation must not be relied upon as having been authorized by the Company or any other person. The delivery of this Proxy Statement shall not under any circumstances create an implication that there has been no change in the affairs of the Company since the date hereof or that the information herein is correct as of any time subsequent to its date.

                SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

     The following table lists the number of shares of Common Stock beneficially owned by those known by the Company to own beneficially 5% or more of the Common Stock, all the directors, and nominees for election as directors, each executive officer listed in the table under the caption "Executive Compensation" and by all directors and executive officers of the Company as a group. On March 17, 1997, there were 3,253,000 shares of Common Stock outstanding.

    Name                                 Amount and Nature of
                                         Beneficial Ownership+    Percent
-------------------------------          --------------------     ---------
Terrence S. Cassidy.....................         469,000(1)          14.4%
  249 Royal Palm Way, Suite 301
  Palm Beach, FL 33480
Michael J. Specchio.....................         469,000(2)          14.4%
  233 Garrard Drive
  Rantoul, IL 61866
Paul Sinderbrand........................          80,000              2.5%
  888 16th Street NW
  Washington, DC 20006
Nicholas Applegate Capital Management...         168,100(3)           5.2%
  600 West Broadway, 29th Floor
  San Diego, CA 92101
Peoples Choice TV Corp..................         300,000(4)           8.4%
  2 Corporate Drive, Suite 249
  Shelton, Connecticut 06484
Wall Street Associates                           196,900(5)           6.0%
  1200 Prospect Street, Suite 100
  P.O. Box 8589
  La Jolla, California 92038-8585
Wellington Management Company LLP                322,000(6)           9.9%
  75 State Street
  Boston, Massachusetts 02109
Thomas R. DiBenedetto....................         23,000(7)            *
  249 Royal Palm Way, Suite 301
  Palm Beach, FL 33480
Louis B. Lloyd...........................         16,000(8)            *
  156 W. 56th Street
  New York, New York 10019
Michael A. McManus, Jr...................         10,000(9)            *
  241-02 Northern Blvd
  Douglaston, New York 11362
Timothy Mathews..........................         30,140(10)           *
  233 North Garrard
  Rantoul, IL 61866

All officers and directors as a
  group (seven persons)..................          1,097,140
                                           (1)(2)(7)(8)(9)(10)       32.9%

---------------
+ The number of shares beneficially owned is deemed to include shares of the Company's Common Stock as to which the beneficial owner has or shares either investment or voting power. Unless otherwise stated, and except for voting powers held jointly with a person's spouse, the persons and entities named in the table have voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them. All information with respect to beneficial ownership is based on filings made by the respective beneficial owners with the Securities and Exchange Commission (the "SEC") or information provided to the Company by such beneficial owners.

* Less than 1%.

(1) Includes 50,000 shares owned by a family trust, of which Mr. Cassidy disclaims beneficial ownership.

(2) Includes 50,000 shares owned by a family trust, of which Mr. Specchio disclaims beneficial ownership.

(3) Includes 168,100 shares which Nicholas Applegate Capital Managemanent ("NACM") has sole power to vote or to direct the vote and 168,100 shares which NACM has sole dispositive power, each as reported on its most recent
     Schedule 13G. NACM is an investment adviser registered with the Securities and Exchange Commission under the Investment Advisers ACT of 1940, as amended (the "Advisers Act").

(4)  Includes 300,000 shares issuable pursuant to an option.

(5) Includes 105,100 shares which Wall Street Associates ("WSA") has the sole power to vote or to direct the vote and 196,900 shares which WSA has sole dispositive power as reported on Schedule 13G. WSA is an investment adviser registered with the Securities and Exchange Commission under the Advisers Act.

(6) Includes 136,000 shares which Wellington Management Company, LLP ("WMC") has shared power to vote or to direct the vote and 322,000 shares which WMC has shared dispositive power, each as reported on its most recent Schedule 13G. WMC is an investment adviser registered with the Securities and Exchange Commission under the Advisers Act. As of January 31, 1997 WMC, in its capacity as investment adviser, may be deemed to have beneficial ownership of 322,000 shares of Common Stock that are owned by numerous investment advisory clients, none of which is known to have such interest with respect to more than five percent of the shares of Common Stock outstanding except Wellington Trust Company NA ("WTC"), a subsidiary of WMC.
     According to the Schedule 13G, WTC is a national bank organized under the laws of the United States and, as such, is exempt from registration as an investment adviser with the Securities and Exchange Commission pursuant to the Advisers Act. As of January 31, 1997, WTC, in its capacity as investment adviser, may be deemed to have beneficial ownership of 195,800 shares of Common Stock that are owned by numerous investment advisory clients, none of which is known to have such interest with respect to more than five percent of the shares of Common Stock outstanding.

(7) Includes 16,000 shares currently issuable upon the exercise of options and 7,000 shares owned by Boston International Partners, L.P. ("BIPLP"), of which Mr. DiBenedetto is General Partner and in which he has an approximate 56% partnership interest. Mr. DiBenedetto's children own an additional 5% of BIPLP, of which Mr. DiBenedetto disclaims beneficial ownership.

(8)  Includes 16,000 shares currently issuable upon the exercise of options.

(9)  Includes 10,000 shares currently issuable upon the exercise of options.

(10) Includes 30,000 shares currently issuable upon the exercise of options.

PROPOSALS 1(A)-(F)

                      AMENDMENT OF CERTIFICATE OF INCORPORATION

     The Board of Directors of the Company has adopted resolutions proposing amendments to the Company's Certificate of Incorporation, a number of which would have the effect of reducing the likelihood that the Company would be subject to a change of control or would delay such a change of control. No such amendment is in response to any change of control activity of which management of the Company is aware. A copy of the proposed amendments to the Company's Certificate of Incorporation is set forth in Appendix I attached hereto and a description of the salient amendments are set forth below.

(a) AMENDMENT OF CERTIFICATE OF INCORPORATION TO AUTHORIZE STAGGERED TERMS FOR ELECTION OF DIRECTORS

     The Board of Directors of the Company has adopted resolutions proposing an amendment to Article SEVENTH of the Company's Certificate of Incorporation under which the Board of Directors will be divided into three classes, as provided under Section 141 of the General Corporation Law of Delaware (the "GCL"). Initially Class III directors (Terrence S. Cassidy and Thomas R. DiBenedetto) would be elected for a three-year term, Class II directors (Michael J. Specchio and Michael A. McManus, Jr.) would be elected for a two-year term, and the Class I director (Louis B. Lloyd) would be elected for a one-year term; thereafter, successors to directors whose terms expire will be elected for three-year terms.

     Section 141 of the GCL allows a corporation to amend its Certificate of Incorporation and By-Laws to provide for the election of directors to staggered terms. Under this statute, the board may be divided into one, two or three classes of directors who may then be elected to initial terms of one, two and three-year terms if there are three classes. Thereafter, and at each annual election held after such classification and election, directors shall be chosen for a full term, as the case may be, to succeed those whose terms expire. The Company's Board of Directors has proposed an amendment to its Certificate of Incorporation under which there would be three classes of directors who would be initially elected to one, two and three-year terms, respectively, and thereafter to three-year terms. The Board of Directors has designated which of its current members are to be assigned to each of the three classes of directors, if the amendment is approved. If the number of directors is changed in the future, any increase or decrease must be apportioned among the classes so the number of directors in each class is as nearly equal as possible. Any additional director of any class elected to fill a vacancy resulting from an increase in the number of directors shall hold office for a term that shall coincide with the remaining term of that class. In no event may a decrease in the number of directors shorten the terms of any incumbent director. Each elected or appointed director shall hold office until the annual meeting for the year in which such director's term expires and until such director's successor shall be elected and qualified.

     The Company believes that the proposed amendment to establish staggered terms for the election of directors will provide additional continuity to its management by having persons serve on its Board of Directors for a longer period of time, without standing for reelection. The Board of Directors intends to expand the number of positions on the Board as it identifies qualified persons who are willing to serve as directors of the Company. The Company believes that three-year terms for its directors will be more attractive to a potential director candidate and thus will make available to the Company more candidates.

     In addition, the Company believes that if a potential acquiror were to purchase a significant or controlling interest in the Company, such potential acquiror's ability to remove the Company's directors and obtain control of the Board and thereby remove the Company's management would severely curtail the Company's ability to negotiate effectively with such potential acquiror. The threat of obtaining control of the Board would deprive the Board of the time and information necessary to evaluate the proposal, to study alternative proposals and to help ensure that the best price is obtained in any transaction involving the Company which may ultimately be undertaken. A staggered board is designed to reduce the vulnerability of the Company to an unsolicited takeover proposal, particularly a proposal that does not contemplate the acquisition of all of the Company's outstanding shares, or an unsolicited proposal for the restructuring or sale of all or part of the Company.

     While the Company believes the proposed amendment to its Certificate of Incorporation is warranted because of the factors discussed above, the amendments will also make it more difficult to change control of the Company. If there were an attempt by the stockholders to change control of the Company by removing and replacing all or a majority of the Board of Directors, it will be more difficult if there are staggered terms for the election of directors. Since not all directors will stand for election at a single stockholders' meeting, as is the case now, the stockholders desiring to change control would have to vote at multiple meetings in order to do so. It would require at least two annual meetings to remove and replace a majority of the directors of the Company, stockholders would have to vote at multiple meetings in order to do so. It would require three annual meetings to remove and replace the entire Board of Directors.

STOCKHOLDER VOTE REQUIRED FOR PROPOSAL 1(A) AND BOARD RECOMMENDATION:

     Approval of the amendment to the Certificate of Incorporation to provide for a staggered board of directors requires the affirmative vote of the holders of a majority of the shares of Common Stock issued and outstanding.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDMENT TO ARTICLE SEVENTH OF THE COMPANY'S CERTIFICATE OF INCORPORATION IN THE FORM ATTACHED TO THIS PROXY STATEMENT AS APPENDIX I.

(b)  AMENDMENT OF CERTIFICATE OF INCORPORATION TO ELECT TO BE GOVERNED BY
     SECTION 203 OF THE DELAWARE GCL

     The Board of Directors has proposed an amendment to the Company's Certificate of Incorporation to add a new Article ELEVENTH to elect to be governed by Section 203 of the GCL, which will make it more difficult to effect a change in control of the Company.

     Section 203 prohibits a publicly-held Delaware corporation from engaging in a "business combination" with an "interested stockholder" for a period of three years after the date of the transaction in which the person became an interested stockholder, unless (i) prior to such date, the board of directors of the corporation approves either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder, (ii) upon consummation of the transaction which resulted in the stockholder becoming an interested stockholder, the interested stockholder owns at least 85% of the outstanding voting stock (excluding certain shares held by persons who are both directors and officers of the corporation and certain employee stock plans), or
(iii) on or after the consummation date, the business combination is approved by the board of directors and by the affirmative vote of at least 66 2 3% of the outstanding voting stock that is not owned by the interested stockholder. For purposes of Section 203, a "business combination" includes, among other things, a merger, asset sale or other transaction resulting in a financial benefit to the interested stockholder, and an "interested stockholder" is generally a person who, together with affiliates and associates, owns (or within three years, owned) 15% or more of the corporation's voting stock.

     Section 203 will encourage any potential acquiror to negotiate with the Company's Board of Directors. Section 203 also might have the effect of limiting the ability of a potential acquiror to make a two-tiered bid for the Company in which all stockholders would not be treated equally. Stockholders should note, however, that the application of Section 203 to the Company will confer upon the Board the power to reject a proposed business combination in certain circumstances, even though a potential acquiror may be offering a substantial premium for the Company's shares over the then current market price. Section 203 would also discourage certain potential acquirors unwilling to comply with its provisions.

STOCKHOLDER VOTE REQUIRED FOR PROPOSAL 1(B) AND BOARD RECOMMENDATION:

     Approval of the amendment to the Certificate of Incorporation to provide for an election to be governed by Section 203 of the GCL requires the affirmative vote of the holders of a majority of the shares of Common Stock issued and outstanding.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION TO ADD A NEW ARTICLE ELEVENTH IN THE FORM ATTACHED TO THIS PROXY STATEMENT AS APPENDIX I.


(c) AMENDMENT OF CERTIFICATE OF INCORPORATION TO LIMIT LIABILITY AND BROADEN INDEMNITY OF DIRECTORS AND OFFICERS

     The Board of Directors has proposed an amendment to Article TENTH of the Company's Certificate of Incorporation to make it easier to attract and retain qualified persons to serve as directors of the Company by expanding the indemnity already available to directors to eliminate the personal liability of its directors to the fullest extent permitted by the GCL for monetary damages resulting from the execution of the duties of such director.

     The amendment limits director liability only for future conduct and does not limit liability for conduct which predates the amendment. In addition, Article TENTH, both as it exists and is it is proposed to be amended, has no effect on the liability of directors under federal securities laws. The Company is not aware of any pending or threatened claims which would be covered by the amendment. There has not been any recent litigation which would have been affected by the amendment had it been in effect during such litigation. Courts could rule, under various legal theories, that certain liabilities may not be limited or eliminated by amending a Company's certificate of incorporation pursuant to the GCL. Moreover, the proposed amendment reduces the liability of directors only to the extent permitted by Delaware Law. Consequently, if the courts or the Delaware Legislature narrow or expand the coverage of the Act, the effect of the amendment will likewise be narrowed or expanded without further stockholder action.

     In addition to limiting further the liability of directors, the amendment would also broaden the ability of the Company to indemnify directors, officers, employees, and agents to the fullest extent provided by Section 145 of the GCL.
Section 145 of the GCL provides a detailed statutory framework covering indemnification of directors, officers, and agents against liabilities and expenses arising out of legal proceedings brought against them by reason of their status or service.

     Section 145 expressly provides that a director, officer, employee or agent of a corporation: (i) shall be indemnified by the corporation for all expenses of such litigation if he is successful on the merits; (ii) may be indemnified by the corporation for the expenses, judgments, fines and amounts paid in settlement of such litigation (other than a derivative suit; I.E., a suit by a stockholder alleging a breach by a director of a duty owed to the corporation), even if he is not successful on the merits, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation (and, in the case of a criminal proceeding, had no reason to believe his conduct was unlawful); and (iii) may be indemnified by the corporation for all expenses of a derivative suit, even if he is not successful on the merits, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, except that no such indemnification may be provided in a derivative suit if the director, officer, employee, or agent is adjudged liable to the corporation, unless a court determines that, despite such adjudication but in view of all of the circumstances, he is entitled to indemnification. The express statutory indemnification described in clauses (ii) and (iii) of the preceding sentence can be provided only upon a determination by a majority of a quorum of disinterested directors, by independent legal counsel or by the corporation's stockholders that indemnification is proper because the applicable standard of conduct has been met. The statute expressly provides that the Board of Directors may authorize the advancement of litigation expenses if it is ultimately determined that he is not entitled to be indemnified.

     The Company believes that this amendment is in the best interests of the stockholders as well as the Company. This amendment maintains the Company's ability to attract and retain qualified individuals to serve as directors of the Company by assuring directors (and potential directors) that their good faith decisions will not be second-guessed by a court evaluating decisions with the benefit of hindsight. This amendment, however, further limits the remedies available to a stockholder dissatisfied with a board decision which is protected by Article TENTH and by Article TENTH as amended. A disgruntled stockholder's only remedy in such a circumstance is to sue to stop the completion of the Board's action. In many situations this remedy may not be effective. Stockholders, for example, may not be aware of a transaction or an event until it is too late to prevent it. In these cases, the stockholders and the Company could be injured by a careless Board decision and yet have no effective remedy. The Board of Directors recognizes that there may be a conflict between their interests and those of the stockholders who are not members of the Board of Directors or their affiliates.

     The revised indemnification provided for in this amendment may result in additional expenses to the Company which it would not otherwise incur. Although the Company does not anticipate paying indemnification expenses, such expenses could, in some instances, place a substantial financial burden on the Company and could affect the returns on a stockholder's investment.

     The Company believes that the diligence exercised by its directors, officers, employees and agents stems primarily from their desire to act in the best interests of the Company and not from a fear of monetary damage awards. Consequently, the Board believes that the level of scrutiny and care exercised by directors will not be lessened by the adoption of this amendment.

STOCKHOLDER VOTE REQUIRED FOR PROPOSAL 1(C) AND BOARD RECOMMENDATION:

     Approval of the amendment to the Certificate of Incorporation to limit liability and broaden the indemnity of directors and officers requires the affirmative vote of the holders of a majority of the shares of Common Stock issued and outstanding.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDMENT TO ARTICLE TENTH OF THE COMPANY'S CERTIFICATE OF INCORPORATION IN THE FORM ATTACHED TO THIS PROXY STATEMENT AS APPENDIX I.


(d) AMENDMENT OF CERTIFICATE OF INCORPORATION TO PROVIDE CERTAIN CRITERIA TO BE CONSIDERED BY THE BOARD OF DIRECTORS IN EVALUATING OFFERS

     The Board of Directors has proposed an amendment of the Company's Certificate of Incorporation to add a new Article THIRTEENTH to provide standards by which the Board of Directors must evaluate offers to the Company from another party to make a tender or exchange offer or to effect a business combination.

     Proposed Article THIRTEENTH provides that the Company's Board of Directors, when evaluating any offer to the Company from another party to (a) to make a tender or exchange offer for any equity security of the Corporation or (b) to effect a business combination, must give due consideration to all relevant factors, including without limitation (i) the interests of the Corporation's stockholders, (ii) whether the proposed transaction might violate federal or state laws, (iii) not only the consideration being offered in the proposed transaction, in relation to the then current market price for the outstanding capital stock of this Corporation, but also to the market price for the capital stock of the Corporation over a period of years, the estimated price that might be achieved in a negotiated sale of the Corporation as a whole or in part or through orderly liquidation, the premiums over market price for the securities of other corporations in similar transactions, current political, economic and other factors bearing on securities prices and the Corporation's financial condition and future prospects, and (iv) the social, legal and economic effects upon employees, suppliers, customers and others having similar relationships with the Corporation, and the communities in which the Corporation conducts its business.

     By having the foregoing standards in the Certificate of Incorporation, the Board of Directors may be in a stronger position to oppose such a transaction if it concludes that the transaction would not be in the best interests of the Company, even if the price offered is significantly greater than the market price of the stock.

STOCKHOLDER VOTE REQUIRED FOR PROPOSAL 1(D) AND BOARD RECOMMENDATION:

     Approval of the amendment to the Certificate of Incorporation to provide certain criteria to be considered by the Board of Directors in evaluating offers requires the affirmative vote of the holders of a majority of the shares of Common Stock issued and outstanding.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION TO ADD A NEW ARTICLE THIRTEENTH IN THE FORM ATTACHED TO THIS PROXY STATEMENT AS APPENDIX I.

(e) AMENDMENT TO CERTIFICATE OF INCORPORATION TO REQUIRE ACTION BY STOCKHOLDERS AT A SPECIAL OR ANNUAL MEETING

     The Board of Directors has proposed an amendment of the Company's Certificate of Incorporation to add a new Article TWELFTH to prohibit stockholder action by written consent in lieu of a meeting so long as the Company has a class of stock registered under the Securities Exchange Act of 1934.

     This provision of the Certificate of Incorporation would prohibit a significant stockholder or group of stockholders from authorizing action which is subject to stockholder approval under Delaware law without a meeting at which all stockholders would be entitled to participate, even where such stockholders hold shares of Common Stock sufficient to authorize the action. The Board believes that this provision will curtail surreptitious takeover bids and give the Company the opportunity to assess potential acquisitions, consider alternatives and present its position to the stockholders at a general meeting.

STOCKHOLDER VOTE REQUIRED FOR PROPOSAL 1(E) AND BOARD RECOMMENDATION:

     Approval of the amendment to the Certificate of Incorporation to require action by stockholders at a special or annual meeting requires the affirmative vote of the holders of a majority of the shares of Common Stock issued and outstanding.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION TO ADD A NEW ARTICLE TWELFTH IN THE FORM ATTACHED TO THIS PROXY STATEMENT AS APPENDIX I.


(f) AMENDMENT TO CERTIFICATE OF INCORPORATION TO REQUIRE APPROVAL OF AMENDMENT BY SUPERMAJORITY

     The Board of Directors has proposed an amendment of the Company's Certificate of Incorporation to add a new Article FOURTEENTH requiring that Articles SEVENTH, NINTH, TENTH, ELEVENTH, TWELFTH, THIRTEENTH and FOURTEENTH of the Certificate of Incorporation may only be amended by the affirmative vote of at least 75% of the total number of the then outstanding shares of capital stock of the Company entitled to vote thereon.

     The Board of Directors believes that requiring a supermajority for the amendment of each of the described sections will further protect the Company from unsolicited change of control attempts and are necessary to fulfil the intent of the other amendments being acted upon at this annual meeting.

STOCKHOLDER VOTE REQUIRED FOR PROPOSAL 1(F) AND BOARD RECOMMENDATION:

     Approval of the amendment to the Certificate of Incorporation to require a 75% supermajority for certain amendments requires the affirmative vote of the holders of a majority of the shares of Common Stock issued and outstanding.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION TO ADD A NEW ARTICLE FOURTEENTH IN THE FORM ATTACHED TO THIS PROXY STATEMENT AS APPENDIX I.

PROPOSALS 2(A)-(B)

     The Board of Directors of the Company has adopted resolutions proposing amendments to the Company's By-Laws under which, among other things, the Board of Directors will be divided into three classes, as provided under Section 141 of the GCL and providing for removal of directors only for cause. A copy of the proposed amendments to the By-Laws are set forth in Appendix II attached hereto.

(a)  AMENDMENT OF BY-LAWS TO PROVIDE FOR A STAGGERED BOARD OF DIRECTORS

     The Board of Directors of the Company has adopted a resolution proposing an amendment to Article II, Section 2.03 of the Company's By-Laws under which the Board of Directors will be divided into three classes, as provided under Section 141 of the GCL.

     Section 141 of the GCL allows a corporation to amend its By-Laws to provide for the election of directors to staggered terms. The amendment to the By-Laws is intended to parallel the proposed amendments to the Company's Certificate of Incorporation described in Proposal 1(a) above and the discussion set forth therein is incorporated herein by reference.

STOCKHOLDER VOTE REQUIRED FOR PROPOSAL 2(A) AND BOARD RECOMMENDATION:

     Approval of the amendment to the By-Laws to provide for a staggered board of directors requires the affirmative vote of the holders of a majority of the shares of Common Stock issued and outstanding.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDMENT TO ARTICLE II, SECTION 2.03 OF THE COMPANY'S BY-LAWS IN THE FORM ATTACHED TO THIS PROXY STATEMENT AS APPENDIX I.

(b)  AMENDMENT OF BY-LAWS TO PROVIDE FOR REMOVAL OF DIRECTORS FOR CAUSE


     The Board of Directors of the Company has adopted a resolution proposing an amendment to the Article II, Section 2.12 of the Company's By-Laws providing for the removal of any director or the entire Board of Directors only for good cause shown by the holders of a majority of the shares then entitled to vote at an election and only after a summary of the allegations and evidences claimed is delivered to such director or directors at least sixty days prior to any such meeting of stockholders.

     Since these provisions will make the removal of directors more difficult, it will increase the directors' security in their positions and, since the Board has the power to retain and discharge management, could perpetuate incumbent management.

     Under Delaware law, a director of a corporation with a staggered board of directors may be removed only for cause, unless the Certificate of Incorporation otherwise provides. Thus, assuming the stockholders approve Proposals 1(a) and 2(a), the Company will have a staggered board and stockholders will no longer be able to remove directors without cause.

STOCKHOLDER VOTE REQUIRED FOR PROPOSAL 2(B) AND BOARD RECOMMENDATION:

     Approval of the amendment to the By-Laws to provide for removal of directors for cause requires the affirmative vote of the holders of a majority of the shares of Common Stock issued and outstanding.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDMENT TO ARTICLE II, SECTION 2.12 OF THE COMPANY'S BY-LAWS IN THE FORM ATTACHED TO THIS PROXY STATEMENT AS APPENDIX I.



                ISSUANCE OF PREFERRED STOCK; STOCKHOLDERS RIGHTS PLAN

     In addition to the measures described in Proposals 1 and 2 above, the Company currently has in place protections which could have the effect of curtailing or delaying an unsolicited change of control effort.

(A)  ISSUANCE OF PREFERRED STOCK

     The Company's Certificate of Incorporation currently allows the Board of Directors to issue up to 1,000,000 shares of serial preferred stock, par value $.01 per share ("Preferred Stock") and to fix the rights, privileges and preferences of such shares without any further vote or action by the stockholders. The rights of the holders of Common Stock will be subject to, and may be adversely affected by, the rights of the holders of any Preferred Stock that may be issued in the future. While the Company has no present intention to issue shares of Preferred Stock, any such issuance could be used to discourage, delay or make more difficult a change in control of the Company.

(B)  STOCKHOLDERS RIGHTS PLAN

     On December 12, 1996, at a meeting of the Board of Directors, the Company adopted a Stockholders Rights Plan (the "Rights Plan") designed to ensure that stockholders receive protection against the consequences of an unsolicited proposal to acquire control of the Company that could prevent stockholders from participating fully in the Company's existing value and in the creation of additional value through its long-term strategy. To implement the Rights Plan, the Board declared a dividend of one preferred share purchase right ("Right") to acquire one share of Common Stock for each share of Common Stock outstanding on December 24, 1996. The description and terms of the Rights are set forth in a Rights Agreement (the "Rights Agreement") between the Company and Continental Stock

Transfer and Trust Company, as Rights Agent (the "Rights Agent"), dated as of December 12, 1996.

     Generally, under the Rights Plan, upon the occurrence of one of certain specific events involving the accumulation of the Company's Common Stock, stockholders of the Company would be entitled to exercise their Rights to receive Company capital stock at a substantial discount from the then prevailing market for equivalent securities. Accordingly, the existence of the Rights changes the economics of an unsolicited takeover attempt with the result that a prospective acquiror would be much more likely to negotiate with the Company, resulting in a fair price to all stockholders.

     The stockholders of the Company are not required to approve the Rights Plan under the Company's certificate of incorporation, by-laws or under the GCL, and the Rights Plan has therefore not been submitted to the stockholders for approval.

     The Rights Plan was not adopted in response to any threatened or perceived takeover threat and the Company has no knowledge of such a threat as of the date of this Proxy Statement.

     The foregoing description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement (and the exhibits thereto) filed with the Company's Current Report on Form 8-K dated December 12, 1996 which is hereby incorporated herein by reference. A copy of the Rights Agreement is available free of charge from the Company.

PROPOSAL 3

                                ELECTION OF DIRECTORS

     Five directors are proposed to be elected at the Annual Meeting, each to hold office for a period of one, two or three years as set forth below, or in the event the proposed amendments to the Company's Certificate of Incorporation and By-Laws authorizing a staggered Board of Directors is not approved, then for a period of one year, and in any event until a successor has been elected and qualified. It is intended that the accompanying proxy will be voted in favor of the following persons to serve as directors, unless the stockholder indicates to the contrary on the proxy. The Company expects that each of the nominees will be available for election, but if any of them is not a candidate at the time the election occurs, it is intended that such proxy will be voted for the election of another nominee to be designated by the Board of Directors to fill any such vacancy or the number of directors to be elected at this time may be reduced by the Board of Directors.

     Information concerning the current directors and executive officers of the Company is set forth as follows:

Name                          Age           Position
------------------------     ------     ---------------------------------------
Terrence S. Cassidy           54        President, Chief Executive Officer
                                        and Director
Michael J. Specchio           50        Chairman and Director
Paul J. Sinderbrand           43        Executive Vice President and
                                        General Counsel
Timothy A. Mathews            34        Executive Vice President--Technology
Thomas R. DiBenedetto         47        Director
Louis B. Lloyd                54        Director
Michael A. McManus, Jr.       53        Director

NOMINEES FOR CLASS III DIRECTORS TO SERVE A THREE-YEAR TERM

TERRENCE S. CASSIDY        DIRECTOR SINCE 1993                           AGE: 54

     PRESIDENT AND CHIEF EXECUTIVE OFFICER. Mr. Cassidy has been President, Chief Executive Officer and a director of the Company since its incorporation in August 1993. He has been an independent financial consultant since 1988. Prior to 1988, he served as a Vice President and principal of Allen & Company Incorporated, an investment banking firm, for 15 years with a concentration in communications. Prior to 1973, he served as co-director of research at Shields & Company, a brokerage firm. From 1992 to 1993, Mr. Cassidy acted as the financial advisor to Gemini Equities, Inc. in its acquisition of Bell Atlantic Computer Products, Inc., a wholly owned computer products subsidiary of the Bell-Atlantic Corporation. In the fall of 1992, he participated as an advisor to and member of the purchasing group in the acquisition of United Greenfield, Ltd., a London-based international trading company with operations in Europe, the Middle East and Africa. Mr. Cassidy was a director of Preferred Entertainment, Inc. ("Preferred Entertainment"), an operator of a wireless cable system in Chicago, from August 1993 to January 1995. Mr. Cassidy is a director of Stock Company Absolute Bank, a Republic of Georgia bank ("Absolute Bank").

THOMAS R. DIBENEDETTO      DIRECTOR SINCE 1993                           AGE: 47

     Mr. DiBenedetto has been a director of the Company since October 1993. Since 1992, he has been President of Junction Investors, Ltd., an investment banking firm based in Boston, Massachusetts. From 1989 until April 1993, he was Chairman of Sioux Falls Cellular Communications, Inc. and, from 1989 to February 1993, Chairman of Oklahoma Cellular, Inc., both cellular telephone companies. From 1982 to 1992, he was President of Boston International Group Securities Corporation, a broker-dealer. He was a Vice President of Allen & Company Incorporated, an investment banking firm, from 1976 to 1982. He has been, since 1985, a director of Alexanders, Inc., a retailing and real estate company which emerged from bankruptcy in 1994 pursuant to a plan of reorganization which provides for full payment to all creditors. He is also a director of Showscan Corporation, a multi-media entertainment company, and Absolute Bank, a Republic of Georgia bank.


NOMINEES FOR CLASS II DIRECTORS TO SERVE A TWO-YEAR TERM

MICHAEL J. SPECCHIO        DIRECTOR SINCE 1993                           AGE: 50

     CHAIRMAN. Mr. Specchio has been Chairman and a director of the Company since September 1993. He has over 15 years of senior executive experience in the hardwire cable, private cable and wireless cable industries. Since 1979, he has developed, operated and sold, for himself and others, over 100 smaller conventional cable systems and over 300 SMATV systems. Mr. Specchio, through affiliated entities, purchased, leased or entered into joint ventures for portfolios consisting of an aggregate of approximately 250 wireless cable channels in major markets representing approximately 30% of the total U.S. households, including Baltimore, Boston, Dallas, Fort Worth, Houston, Kansas City, Pittsburgh, Minneapolis, Los Angeles and Chicago. The majority of these frequency agreements were held by People's Choice TV, a group of companies which Mr. Specchio founded and for which he served as Chief Executive Officer from 1985 through 1991. In 1986, he built and operated the nation's first fully addressable multichannel wireless system in Milwaukee, Wisconsin, eventually selling the 7,000 subscriber system to Warner Communications. In addition, Mr. Specchio supervised the development and launch of wireless systems in Sacramento and Tucson. He was active in the founding of the Wireless Cable Association and currently serves as a member of its Board of Directors. For more than the last five years, Mr. Specchio served as Chief Executive Officer of various of the predecessors of Preferred Entertainment, all engaged in the development of private wireless cable businesses. From 1992 until May 1994, Mr. Specchio was Chairman of Preferred Entertainment and, from August 1993 to January 1995, a director of Preferred Entertainment.

MICHAEL A. MCMANUS, JR.    DIRECTOR SINCE 1994                           AGE: 53

     Mr. McManus has been a director of the Company since October 1994. He has been President and Chief Executive Officer of New York Bancorp Inc. ("NYBI") since 1991 and a director of NYBI since 1990. He has also been a director of Home Federal Savings Bank, NYBI's subsidiary since 1991 and Vice Chairman since October 1991. He is also a director of RGB Computer Video Systems, Document Imaging System Corp. and Arrhythmia Research Technology, Inc. He has served in numerous government capacities, including Assistant to the President of the United States from 1982 to 1985 and as Special Assistant to the Secretary of Commerce during the Ford Administration.



NOMINEE FOR CLASS I DIRECTOR TO SERVE A ONE-YEAR TERM

LOUIS B. LLOYD             DIRECTOR SINCE 1993                           AGE: 54

     Mr. Lloyd has been a director of the Company since October 1993. Since December 1994 he has been Vice Chairman of Absolute Bank, a Republic of Georgia bank. Since April 1996, he has been President of Belfinance Securities, Inc., a broker dealer. He was President and Chief Executive Officer of Republic New York Securities Corporation, a brokerage firm subsidiary of Republic New York Corporation, from 1991 to 1994. For more than five years prior to joining Republic, Mr. Lloyd was a Senior Executive Vice President of Shearson Lehman Brothers in its Worldwide Institutional Equity Trading and Sales Departments.
He is Chairman of Southhampton Enterprises, an apparel company.

STOCKHOLDER VOTE REQUIRED FOR PROPOSAL 3 AND BOARD RECOMMENDATION:

     The election of each of the foregoing nominees for director requires the affirmative vote of the holders of a plurality of the votes of the shares of Common Stock present in person or represented by proxy at the meeting.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR EACH OF THE FOREGOING NOMINEES.



                          EXECUTIVE OFFICERS OF THE COMPANY

     The current Executive Officers of the Company are set forth below, excluding Messrs. Cassidy and Specchio whose biographies are included above.


PAUL J. SINDERBRAND                                                    AGE: 43

     EXECUTIVE VICE PRESIDENT AND GENERAL COUNSEL. Mr. Sinderbrand has been Executive Vice President and General Counsel of the Company since September 1993. He is a partner of Wilkinson, Barker, Knauer & Quinn, a Washington, D.C. law firm, where he concentrates on communications law and represents a variety of wireless communications providers. Mr. Sinderbrand was a partner at Sinderbrand & Alexander, a Washington, D.C. law firm from 1993 to 1995 and a partner at Keck, Mahin & Cate until 1993, where, in each case, he concentrated on communications law. During his 16 years as a practicing attorney he has participated in major regulatory proceedings involving wireless cable television and drafted many regulations which now govern the industry, including the proposal pursuant to which the FCC established wireless cable television.

TIMOTHY A. MATHEWS                                                     AGE: 34

     EXECUTIVE VICE PRESIDENT - TECHNOLOGY. Mr. Mathews has served as the Company's Executive Vice President - Technology since September 1995. For more than seven years prior to that time, he has served in a variety of managerial capacities for other pay television companies, including in construction, technical, supervisory, contractor, marketing and installation capacities. From August 1993 to August 1994, he was Vice President of Operations of Preferred Entertainment. From 1981 to 1993, he served in several capacities in Specchio Developers, Ltd., an affiliate of Michael J. Specchio, an officer and director of the Company, primarily operating as a hands-on supervisor. Mr. Mathews directed many of the Specchio Developers projects, including the addition of eight frequencies in Chicago and the retrofit of 120 private cable head-end systems. From 1980 to 1986, he assisted various entities affiliated with Mr. Specchio in the development and operation of over 100 conventional cable television systems throughout Florida, Illinois, Indiana, Iowa and Minnesota, and he was instrumental in the development of the first addressable wireless system in the nation, with installation of over 7,000 subscribers in Milwaukee, Wisconsin.


                            COMPLIANCE WITH SECTION 16(A)
                        OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities and Exchange Act of 1934 requires the Company's officers and directors to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission ("SEC") and each exchange in which its securities are traded. Officers and directors are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on a review of the copies of such forms furnished to the Company, all requisite filings were made in 1996.


                          BOARD OF DIRECTORS AND COMMITTEES

AUDIT COMMITTEE


     The members of this Committee are Messrs. DiBenedetto and Lloyd. The Committee had one meeting in 1997 to review the 1996 audit. The Audit Committee's function is to evaluate the adequacy of the Company's internal accounting controls, review the scope of the audit by Coopers & Lybrand L.L.P. and related matters pertaining to the examination of the financial statements, review the nature and extent of any non-audit services provided by the Company's independent accountants and make recommendations to the Board of Directors with respect to the foregoing matters as well as with respect to the appointment of the Company's independent accountants.

OPTION COMMITTEE

     The members of this Committee are Messrs. Cassidy and Specchio. The Option Committee had no meetings during 1996. The Option Committee administers the Company's 1993 Stock Option Plan. The Option Committee is generally empowered to interpret the 1993 Stock Option Plan, to prescribe rules and regulations relating thereto, to determine the terms of the option agreements, to amend them with the consent of the optionee, to determine the employees to whom options are to be granted, and to determine the number of shares subject to each option and the exercise price thereof.

REMUNERATION OF DIRECTORS AND RELATED MATTERS

     Each member of the Board of Directors, other than any employee-director (Messrs. Cassidy and Specchio are the only such employee-directors), receives a quarterly fee of $1,800.



MEETINGS AND ATTENDANCE

     During fiscal year ended October 31, 1996, there were two meetings of the Board of Directors, and all directors attended each meeting.

     The two standing Committees of the Board of Directors are the Audit Committee and the Option Committee. Information with respect to the Audit Committee and the Option Committee is set forth above.

                    CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Paul Sinderbrand, Executive Vice President and General Counsel of the Company, is a partner of Wilkinson, Barker, Knauer & Quinn, special counsel to the Company on matters related to communications law. Mr. Sinderbrand owns 80,000 shares of Common Stock of the Company.

     All current transactions between the Company, and its officers, directors and principal stockholders or any affiliates thereof are, and in the future such transactions will be, on terms no less favorable to the Company than could be obtained from unaffiliated third-parties.

                             EXECUTIVE COMPENSATION

     The following table sets forth information as to compensation paid by the Company and its subsidiaries for the fiscal years ended October 31, 1994, 1995 and 1996 to each of the directors and executive officers of the Company:

                                          SUMMARY COMPENSATION TABLE




                                                  Annual Compensation

Name and Principal Position             Year      Salary($)           Bonus     All Other Compensation ($)

Terrence S. Cassidy, President and
Chief Executive Officer                 1994      225,500             ---                 ---
                                        1995      220,000             ---                 ---
                                        1996      220,000             ---                 ---

Michael J. Specchio, Chairman           1994       71,750             ---                 ---
                                        1995      135,000             50,000              ---
                                        1996      180,000             ---                 ---
Paul J. Sinderbrand, Executive Vice
President and General Counsel           1994       35,000             ---                 ---
     1995 20,000    ---  ---
     1996 60,000(1) ---  ---
Timothy Mathews, Executive Vice
President - Technology                  1994       15,000             ---                 ---
                                        1995      120,000             45,833              ---
                                        1996      120,000             ---                 ---

(1)   The Company paid Wilkinson, Barker, Knauer & Quinn, of which
Mr. Sinderbrand is a partner, approximately $63,202 for services rendered to the Company in fiscal 1996 and paid Sinderbrand & Alexander, of which Mr. Sinderbrand was a partner until December 1995, approximately $3,803 in fiscal 1996.

1993 STOCK OPTION PLAN

     On September 28, 1993, the Company adopted the Company's 1993 Stock Option Plan (the "1993 Stock Option Plan"), which the Company believes is desirable to attract and retain consultants, directors, executives and key employees. Under the 1993 Stock Option Plan, as amended on June 19, 1995, options to purchase an aggregate of not more than 160,000 shares of Common Stock may be granted from time to time to key employees, officers, directors, advisors and independent consultants to the Company or to any of its subsidiaries. Options granted to employees may be designated as incentive stock options ("ISOs") or non-qualified stock options ("NQSOs"). Options granted to directors, independent consultants and other non-employees may only be designated NQSOs. Options to purchase an aggregate of

50,000 shares have been granted to an employee and 30,000 shares have been granted to non-employee directors of the Company under the 1993 Stock Option Plan. See Note 11 to the Financial Statements.

     The 1993 Stock Option Plan is currently administered by a committee consisting of directors Michael J. Specchio and Terrence S. Cassidy. The committee is generally empowered to interpret the 1993 Stock Option Plan, to prescribe rules and regulations relating thereto, to determine the terms of the option agreements, to amend them with the consent of the optionee, to determine the employees to whom options are to be granted, and to determine the number of shares subject to each option and the exercise price thereof. The per share exercise price of options granted under the 1993 Stock Option Plan will be not less than 100% of the fair market value per share of Common Stock on the date the options are granted (110% of such fair market value if the grantee owns more than 10% of the combined voting power of all classes of the Company's stock), provided that for the two years immediately following the consummation of the initial public offering in March 1994, the option price shall not be less than the greater of the fair market value on the grant date or the initial public offering price established by the initial public offering, unless approved by the shareholders.

     Options will be exercisable for a term that will not be greater than ten years from the date of grant (five years from the date of grant of an ISO if the optionee owns more than 10% of the Common Stock of the Company). Options may be exercised only while the original grantee has a relationship with the Company which confers eligibility to be granted options or within three months after the termination of such relationship with the Company, or up to one year after death, retirement or permanent disability. In the event of the termination of such relationship between the original grantee and the Company for cause (as defined in the 1993 Stock Option Plan), all options granted to that original grantee terminate immediately. ISOs and NQSOs under the 1993 Stock Option Plan are not transferable other than by will or the laws of descent and distribution. Options may be exercised during the grantee's lifetime only by the grantee, his or her guardian or legal representative.

     Options granted pursuant to the 1993 Stock Option Plan which are ISOs will enjoy the attendant tax benefits provided under Sections 421 and 422 of the Internal Revenue Code of 1986, as amended. Accordingly, the 1993 Plan provides that the aggregate fair market value (determined at the time an ISO is granted) of the Common Stock subject to ISOs exercisable for the first time by an employee during any calendar year (under all plans of the Company and its subsidiaries) may not exceed $100,000.

     The Board may modify, suspend or terminate the 1993 Stock Option Plan, provided, however, that certain material modifications affecting the 1993 Stock Option Plan must be approved by the stockholders, and any change in the 1993 Stock Option Plan that may adversely affect a grantee's rights under an option previously granted under the 1993 Stock Option Plan requires the consent of the grantee.

EMPLOYMENT CONTRACTS AND OTHER ARRANGEMENTS WITH EXECUTIVE OFFICERS

          Pursuant to an employment agreement, dated September 27, 1993, Terrence S. Cassidy is employed full-time at an annual salary of $220,000. On December 12, 1996, the Company entered into a Severance Benefit Agreement with Mr. Cassidy. The agreement extends the term of his employment to September 2001, and provides that in the event of a change in control of the Company, Mr. Cassidy may in certain circumstances terminate his employment and receive severance benefit pay equal to three times such executive's annual compensation, including certain bonuses, if any.

          Pursuant to a consulting agreement dated February 18, 1997 and expiring in September 2001, between the Company and Michael J. Specchio, Inc., a corporation which is affiliated with and employs Michael J. Specchio ("MJS Inc."), MJS Inc. is obliged to provide consulting services to the Company, including substantially full-time services to be rendered by Mr. Specchio for an annual fee of $180,000. The agreement, which terminates in the event of the death or incapacity of Mr. Specchio, also provides that in the event of a change in control of the Company, MJS Inc. may in certain circumstances terminate the consulting agreement and receive severance benefit pay equal to three times the annual compensation under the consulting agreement, including certain bonuses, if any. Prior to February 18, 1997, Mr. Specchio was employed full-time by the Company as an individual on substantially the same terms as provided in the consulting agreement.

          Paul J. Sinderbrand has entered into a five year Consulting and Employment Agreement, under which he has been providing part-time consulting services to the Company at a rate of $5,000 per month since April 1, 1994. The agreement further provides that he may maintain his current law practice subject to his obligations to the Company.

          Timothy Mathews has entered into a three year employment agreement, dated September 15, 1994, with the Company at an annual salary of $120,000. The agreement further provided for a $50,000 loan by the Company to Mr. Mathews evidenced by a one-year demand note which was forgiven by the Company on September 15, 1995 in accordance with its terms.

          Pursuant to these agreements, each of Messrs. Cassidy, Specchio, Sinderbrand and Mathews have agreed not to compete with the Company during the term of this agreement and for a period of one year thereafter, and the Company has agreed to indemnify each of them against expenses incurred in any proceeding arising out of their employment to the maximum extent provided by law.

                 REPORT OF BOARD OF DIRECTORS REGARDING COMPENSATION

          The principal goal of the Company's compensation program is to help the Company attract, motivate and retain the executive talent required to develop and achieve the Company's strategic and operating goals with a view to maximizing stockholder value. The key elements of this program and the objectives of each element are as follows:

     BASE SALARY:

     - Establish base salaries that are competitive with those payable to executives holding comparable positions at similar-sized wireless cable companies.

     - Provide periodic base salary increases as appropriate, consistent with the Company's overall operating and financial performance, with a view to rewarding successful individual performance and keeping pace with competitive practices.

     LONG-TERM INCENTIVE:

     - Facilitate the alignment of executives' interests with those of the Company's shareholders by providing opportunities for meaningful stock ownership.

          Executive officers are eligible to receive option grants, cash bonuses and increases in salary based upon the performance of the Company and their individual progress during the preceding year. Such grants, if any, are determined by the Board of Directors from time to time during each fiscal year with the input and recommendation of the Company's Chief Executive Officer. In determining award levels, the Committee emphasizes Company performance and the contributions made by individual executives to that performance. The Board of Directors believes that such a retrospective analysis is most appropriate and practicable for a development-stage wireless cable enterprise like the Company, which operates in an uncertain environment and without the same sorts of standard measures of performance as are available to more seasoned companies.
In addition, options may be granted to attract new executives or directors.

          The Chief Executive Officer's and the Chairman's base salaries are determined according to the same principles described above as applicable to compensation of the Company's other executive officers. The Chief Executive Officer and the Chairman each have a great deal of experience in building emerging companies, and the Board views their leadership as a critical factor in the successes the Company has achieved to date and as very important to realization of the Company's near-term goals.

SUMMARY OF ACTIONS TAKEN

          At least once a year, and at more frequent periodic intervals when deemed necessary in individual cases, the Board of Directors reviews the performance of the Company's executive officers. The Board of Directors, other than Messrs. Cassidy and Specchio, also reviews the performance of Messrs. Cassidy and Specchio at least once a year. On

December 12, 1996, the Board of Directors authorized the execution of Severance Benefit Agreements with Messrs. Cassidy and Specchio providing for the extension of the terms of their respective employment agreements to September 2001, and providing that in the event of a change in control of the Company, each of them may in certain circumstances terminate his employment and receive severance benefit pay equal to three times his annual compensation, including certain bonuses. While the Board believes that cash bonuses or an increase in the Chief Executive Officer's and Chairman's salary would be justified under ordinary circumstances, the Chief Executive Officer and the Chairman have been willing to forego immediate increases in his cash compensation in order to assist the Company to conserve its cash resources. In February 1997, Mr. Specchio's employment agreement, as amended by his Severance Benefit Agreement, was replaced by the consulting agreement with MJS Inc. described above.


BOARD OF DIRECTORS INTERLOCKS AND INSIDER PARTICIPATION

          The Board of Directors consists of Messrs. Cassidy, Specchio, DiBenedetto, Lloyd and McManus, of which Messrs. Cassidy and Specchio are employees of the Company. Messrs. DiBenedetto, Lloyd and McManus participated in deliberations of the Company's Board of Directors concerning executive officer compensation. There are no interlocks between the Company and other entities involving the Company's executive officers and Board members who serve as executive officers or Board members of such other entities, except that Messrs. Cassidy, DiBenedetto and Lloyd are directors of Absolute Bank, of which Mr. Lloyd is Vice Chairman.

                                  PERFORMANCE GRAPH

          The following graph provides a comparison of the Company's cumulative total stockholder return on its Common Stock since the Company's initial public offering in March 1994, with (a) the Nasdaq Composite Index, which is being used as the required broad entity market index, (b), the total return on a selected peer group index ("Old Peer Group") used by the Company in previous years consisting of Cablemaxx Inc., Peoples Choice TV Corp., CAI Wireless Systems Inc., American Telecasting Inc. and Wireless Cable of Atlanta Inc. and (c) the total return on a selected peer group within the "Cable and Television Systems" category for which data is compiled by Media General Financial Services, Inc. ("New Peer Group"). Such stockholder return is the sum of the dividends paid and the change in the market price of stock. The following graph assumes $100 invested on March 9, 1994 in the Company's Common Stock, NASDAQ Composite Index, the Old Peer Group and the New Peer Group. No cash dividends have been declared on the Company's Common Stock. Although the graph would normally cover a five-year period, the Company's Common Stock has been publicly traded only since March 9, 1994, so the graph commences as of such date. The comparisons in the graph are required by the Commission and are not intended to forecast or be indicative of possible future performance of the Company's Common Stock.

PROPOSAL 4

                       RATIFICATION OF THE COMPANY'S SELECTION
                                   OF ITS AUDITORS

          The Board of Directors recommends to the stockholders that they ratify the selection of Coopers & Lybrand L.L.P., independent auditors, to audit the accounts of the Company for fiscal year 1997. If the stockholders do not ratify this selection, the Board of Directors will reconsider its selection of Coopers & Lybrand L.L.P. and may appoint new auditors upon recommendation of the Audit Committee.

          A representative of Coopers & Lybrand L.L.P. will be present at the Annual Meeting and will have the opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

          THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR PROPOSAL NO.
4.


                                    OTHER MATTERS

          Management does not know of any business to be transacted at the meeting other than as indicated herein. However, certain stockholders may present topics for discussion from the floor. Should any such matter properly come before the meeting for a vote, the persons designated as proxies will vote thereon in accordance with their best judgment.

          You are urged to sign, date and return the enclosed proxy in the prepaid envelope provided for such purpose. It is hoped that registered stockholders will give us advance notice of their plans by marking the box provided on the proxy card.

          If you will need special assistance at the Annual Meeting because of a disability or if you require directions to the Meeting, please contact James Kardon, the Secretary of the Company at (212) 736-1000.

          DEADLINE FOR SUBMITTING PROPOSALS FOR NEXT YEAR'S MEETING. Stockholders who intend to present proposals in connection with the Company's 1997 Annual Meeting of Stockholders must submit their proposals to the Corporate Secretary of the Company on or before October 31, 1997.

New York, New York
March 18, 1997

                                                  James Kardon
                                                  SECRETARY

                                      APPENDIX I

                                       PROPOSED
                               CERTIFICATE OF AMENDMENT
                                          OF
                             CERTIFICATE OF INCORPORATION
                                          OF
                           NATIONAL WIRELESS HOLDINGS INC.


     National Wireless Holdings Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

     ONE: That the Board of Directors of said corporation, by the unanimous vote of its members on December 12, 1996, adopted a resolution proposing and declaring advisable the following amendment to the Certificate of Incorporation of said corporation:

          "RESOLVED, that the Certificate of Incorporation of the Corporation is hereby amended by striking out Articles SEVENTH and TENTH thereof and by substituting in lieu of said Articles the following new Articles SEVENTH and TENTH, respectively:

          SEVENTH: For the management of the business and for the conduct of the affairs of the Corporation, and in further definition, limitation, and the regulation of the powers of the Corporation and of its directors and of its stockholders or any class thereof, as the case may be, it is further provided:

          1. NUMBER OF DIRECTORS. The management of the business and the conduct of the affairs of the Corporation shall be vested in its Board of Directors. The number of directors which shall constitute the whole Board of Directors shall be fixed by, or in the manner provided in, the By-Laws. The phrase "whole Board" and the phrase "total number of directors" shall be deemed to have the same meaning, to wit, the total number of directors which the Corporation would have if there were no vacancies. No election of directors need be by written ballot.

          2. TERMS OF DIRECTORS. Except as otherwise provided in or fixed by or pursuant to the provisions of Article FOURTH hereof relating to the rights of the holders of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation or to elect directors under specified circumstances, the directors shall be classified, with respect to the time for which they severally hold office, into three classes, as nearly equal in number as possible, as shall be provided in the manner specified in the By-Laws of the Corporation. One class shall be originally elected for a term expiring at the annual meeting of stockholders to be held in 1998, another class shall be originally elected for a term expiring at the annual meeting of stockholders to be held in 1999, and another class shall be originally elected for a term expiring at the annual meeting of stockholders to be held in 2000, with each member of each class to hold office until a successor is elected and qualified. At each annual meeting of stockholders of the Corporation and except as otherwise provided in or fixed by or pursuant to the provisions of Article FOURTH hereof relating to the rights of the holders of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation to elect directors under specified circumstances, the successors of the class of directors whose term expires at that meeting shall be elected to hold office for a term of three years.

          3. NEWLY CREATED DIRECTORSHIPS AND VACANCIES. Except as otherwise required by law and except as otherwise provided in or fixed by or pursuant to the provisions of Article FOURTH hereof relating to the rights of the holders of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation to elect directors under specified circumstances: (i) newly created directorships resulting from any increase in the number of directors and any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or other cause shall be filled by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Board of Directors; (ii) any director elected in accordance with the preceding clause (i) shall hold office for the remainder of the full term of the class of directors in which the new directorship was created or the vacancy occurred and until such director's successor shall have been elected and qualified; and (iii) no decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

          4. REMOVAL. Except as otherwise provided in or fixed by or pursuant to the provisions of Article FOURTH hereof relating to the rights of the holders of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation to elect directors under specified circumstances, any director may be removed from office only for cause by the affirmative vote of the holders of at least a majority of the combined voting power of the then outstanding shares of the Corporation's stock entitled to vote generally, voting together as a single class. Whenever in this Article SEVENTH hereof, the phrase, "the then outstanding shares of the Corporation's stock entitled to vote generally" is used, such phrase shall mean each then outstanding share of any class or series of the Corporation's stock that is entitled to vote generally in the election of the Corporation's directors.

          5. AMENDMENT OR REPEAL OF THIS ARTICLE. Notwithstanding any other provisions of this Article SEVENTH or any other Article hereof or of the By-Laws of the Corporation (and notwithstanding the fact that a lesser percentage may be specified from time to time by law, this Article SEVENTH, any other Article hereof, or the By-Laws of the Corporation), the provisions of this Article SEVENTH may not be altered, amended or repealed in any respect, nor may any provision inconsistent therewith be adopted, unless such alteration, amendment, repeal or adoption is approved by the affirmative vote of at least 75% of the combined voting power of the then outstanding shares of the Corporation's capital stock entitled to vote generally, voting together as a single class.

          6. AMENDMENT OF BYLAWS. After the original or other By-Laws of the Corporation have been adopted, amended, or repealed, as the case may be, in accordance with the provisions of Section 109 of the General Corporation Law of the State of Delaware, and, after the Corporation has received any payment for any of its stock, the power to adopt, amend, or repeal the By-Laws of the Corporation may be exercised by the Board of Directors of the Corporation, unless otherwise provided in the By-Laws.

          7. VOTING POWER. Whenever the Corporation shall be authorized to issue only one class of stock, each outstanding share shall entitle the holder thereof to notice of, and the right to vote at, any meeting of stockholders. Whenever the Corporation shall be authorized to issue more than one class of stock, no outstanding share of any class of stock which is denied voting power under the provisions of the Certificate of Incorporation shall entitle the holder thereof to the right to vote at any meeting of stockholders except as the provisions of paragraph (2) of subsection (b) of Section 242 of the General Corporation Law of the State of Delaware shall otherwise require; provided, that no share of any such class which is otherwise denied voting power shall entitle the holder thereof to vote upon the increase or decrease in the number of authorized shares of said class.

          8. BALLOTS. Elections of directors need not be by written ballot unless the By-Laws of the Corporation shall so provide.

          "TENTH: The Corporation shall, to the fullest extent permitted by the provisions of Section 145 of the General Corporation Law of the State of Delaware, as the same may be amended and supplemented, indemnify, and upon request advance expenses to, any and all persons who is or was a party or is threatened to be made a party to any threatened, pending or completed action, suit, proceeding or claim, whether civil, criminal, administrative or investigative, by reason of the fact that such person is or was or has agreed to be a director or officer of this Corporation or while a director or officer is or was serving at the request of this Corporation as a director, officer, partner, trustee, employee or agent of any corporation, partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, from and against any and all of the expenses, liabilities, or other matters referred to in or covered by said section (including without limitation attorneys fees and expenses); PROVIDED, HOWEVER, that the foregoing shall not require this Corporation to indemnify or advance expenses to any person in connection with any action, suit, proceeding, claim or counterclaim initiated by or on behalf of such person other than solely to enforce rights under this ARTICLE TENTH. The indemnification provided for herein shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any By-Law, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee, or agent and shall inure to the benefit of the heirs, executors, and administrators of such a person. Any person seeking indemnification under this Article TENTH shall be deemed to have met the standard of conduct required for such indemnification unless the contrary shall be established by a court of competent jurisdiction. Any repeal or modification of the foregoing provisions of this Article TENTH shall not adversely affect any right or protection of a director or officer of the Corporation with respect to any acts or omissions of such director or officer occurring prior to such repeal or modification.

     ; and further

          "RESOLVED, that the Certificate of Incorporation is hereby further amended by adding the following new Articles ELEVENTH, TWELFTH, THIRTEENTH, FOURTEENTH and FIFTEENTH:

          ELEVENTH: The Corporation hereby elects to be governed by Section 203 of the Delaware General Corporation Law.

          TWELFTH: If at any time the Corporation shall have a class of stock registered pursuant to the provisions of the Securities Exchange Act of 1934, for so long as such class is so registered, any action by the stockholders of such class must be taken at an annual or special meeting of stockholders and may not be taken by written consent.

          THIRTEENTH: The Board of Directors of the Corporation, when evaluating any offer of another party (a) to make a tender or exchange offer for any equity security of the Corporation or (b) to effect a business combination, shall, in connection with the exercise of its judgment in determining what is in the best interests of the Corporation as a whole, be authorized to give due consideration to any such factors as the Board of Directors determines to be relevant, including, without limitation:

               a.   the interests of the Corporation's stockholders;

               b. whether the proposed transaction might violate federal or state laws;

               c. not only the consideration being offered in the proposed transaction, in relation to the then current market price for the outstanding capital stock of this Corporation, but also to the market price for the capital stock of the Corporation over a period of years, the estimated price that might be achieved in a negotiated sale of the Corporation as a whole or in part or through orderly liquidation, the premiums over market price for the securities of other corporations in similar transactions, current political, economic and other factors bearing on securities prices and the Corporation's financial condition and future prospects; and

               d. the social, legal and economic effects upon employees, suppliers, customers and others having similar relationships with the Corporation, and the communities in which the Corporation conducts its business.

     In connection with any such evaluation, the Board of Directors is authorized to conduct such investigations and engage in such legal proceedings as the Board of Directors may determine.

          FOURTEENTH: Notwithstanding any other provisions of this Certificate of Incorporation or the Bylaws (and notwithstanding the fact that a lesser percentage may be specified by law, this Certificate of Incorporation or the Bylaws of this Corporation), the affirmative vote of 75% of the total number of votes of the then outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to amend or repeal, or to adopt any provision inconsistent with the purpose or intent of ARTICLES SEVENTH, NINTH, TENTH, ELEVENTH, TWELFTH, THIRTEENTH and this ARTICLE FOURTEENTH. Notice of any such proposed amendment, repeal or adoption, shall be contained in the notice of the meeting at which it is to be considered. Subject to the provisions set forth herein, this Corporation reserves the right to amend, alter, repeal or rescind any provision contained in this Certificate of Incorporation in the manner now or hereafter prescribed by law.

          FIFTEENTH: From time to time any of the provisions of this Certificate of Incorporation may be amended, altered, or repealed, and the provisions authorized by the laws of the State of Delaware at the time in force may be added or inserted in the manner and at the time prescribed by said laws, and all rights at any time conferred upon the stockholders of the Corporation by this Certificate of Incorporation are granted subject to the provisions of this Article FIFTEENTH."

     TWO: That this Certificate of Amendment was duly adopted in accordance with Section 242 of the General Corporation Law of the State of Delaware.

                                     APPENDIX II

                           NATIONAL WIRELESS HOLDINGS INC.

                            PROPOSED AMENDMENT TO BY-LAWS

Article II, Sections 2.03 and 2.12 of the Company's By-Laws (the "By-Laws") is proposed to be amended to read as follows:

                                     ARTICLE II

          1. Article II Section 2.03 of the By-Laws, is hereby amended in its entirety to read as follows:


          "2.03. ELECTION AND TERM OF DIRECTORS. The Directors shall be appointed initially by the incorporator. All members of the Board of Directors shall be classified, with respect to the time for which they each hold office, into three classes, as nearly equal in number as possible, as determined by the incorporator or incorporators. One class shall originally be elected for an initial one year term expiring at the annual meeting of stockholders to be held in 1998, another class shall be originally elected for an initial two year term expiring at the annual meeting of stockholders to be held in 1999, and another class shall be originally elected for an initial three year term expiring at the annual meeting of stockholders to be held in 2000, with each member of each class to hold office until a successor is elected and qualified or until his earlier resignation or removal. Thereafter, at each annual meeting of stockholders, the successors of the class of directors whose term expires at that meeting shall be elected to hold office for a three year term until their successors are elected and qualified or until their earlier resignation or removal. If the annual meeting for the election of Directors is not held on the date designated therefor, the Directors shall cause the meeting to be held as soon thereafter as convenient. At each meeting of the stockholders for the election of Directors, provided a quorum is present, the Directors shall be elected by a plurality of the votes validly cast in such election.

          Any director may resign at any time upon written notice to the corporation. Except as the General Corporation Law of the State of Delaware (the "General Corporation Law") may otherwise require, in the interim between annual meetings of stockholders or of special meetings of stockholders called for the election of directors and/or for the removal of one or more directors and for the filling of any vacancy in that connection, newly created directorships and any vacancies in the Board of Directors, including unfilled vacancies resulting from the removal of directors for cause, shall be filled by the vote of a majority of the remaining directors then in office, although less than a quorum, or by the sole remaining directors. In the event of a newly created directorship, any director elected in accordance with the preceding clause shall hold office for the remainder of the full term of the class of directors having the longest remaining term at the time of the election and until such director's successor shall have been elected and qualified. In the event of a vacancy, any director elected in accordance with the preceding clause shall hold office for the remainder of the full term of the class of directors in which the vacancy occurred and until such director's successor shall have been elected and qualified. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

          Except as otherwise provided in or fixed by or pursuant to the corporation's Certificate of Incorporation, nominations for the election of directors may be made by the Board of Directors or by any stockholder entitled to vote in the election of directors generally. However, such stockholders may nominate one or more persons for election as director or directors at a stockholders' meeting only if written notice of intent to make such nomination or nominations has been given either by personal delivery or by mail to the Secretary of the Corporation not less than 30 days before the meeting of stockholders at which such election is held. Each such notice shall state (a) the name and address of the stockholder who intends to make the nomination and of the person or persons to be nominated; (b) a representation that the stockholder is a holder of record of stock of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (c) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the nominee proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission, had the nominee been nominated, or intended to be nominated, by the Board of Directors; and (e) the consent of each nominee to serve as a director of the corporation if so elected. The chairman of the meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedure."

          2. Article II Section 2.12 of the By-Laws is hereby amended in its entirety to read as follows:

          "2.12. REMOVAL OF DIRECTORS. Except as may otherwise be provided by the General Corporation Law, any director or the entire Board of Directors shall be removed only for good cause shown, by the holders of a majority of the shares then entitled to vote at an election of directors, voting together as a single class, but only if notice of such proposal was contained in the notice of such meeting. Any vacancy in the board of directors resulting from any such removal shall be filled only by vote of a majority of the directors then in office, although less than a quorum, and any director or directors so chosen shall hold office until the next election of the class for which such directors shall have been chosen and until their successors shall be elected and qualified or until their earlier death, resignation or removal. Except where a right to receive compensation shall be expressly provided in a duly authorized written agreement with the Corporation, no director removed shall have any right to any compensation as such director for any period following his resignation or removal, or any right to damages on account of such removal, whether his compensation be by the month or by the year or otherwise; unless the body acting on the removal shall in its discretion provide for compensation.

          At least sixty days prior to any meeting of stockholders at which removal for cause shall be considered, each director whose removal is at issue shall have received a summary of the allegations and evidence claimed, all in such detail as reasonably calculated to inform the director in preparing any defense. If a removal for cause is moved without such notice, the chairman of the stockholders meeting shall determine whether that issue shall be held over to a date when such notice shall have been timely received."

                         WIRELESS HOLDINGS INC.
                      249 ROYAL PALM WAY, SUITE 301
                        PALM BEACH, FLORIDA 33480

                                                              March 18, 1997



To the Holders of Common Stock:

    The annual meeting of stockholders will be held at the Holiday Inn Crown Point, 16701 Collins Avenue, Miami Beach, Florida 33160 at 11:00 a.m. on April 18, 1997. A formal Notice of the Annual Meeting, a proxy card and Proxy Statement are attached hereto.

    You are cordially invited to attend the annual meeting in person; if this should be impossible, we request that you sign, date, and mail your proxy card promptly.

    Prompt return of your voted proxy will reduce the cost of further mailings. You may revoke your voted proxy at any time prior to the meeting or vote in person if you attend the meeting.

    It is always a pleasure for me and the other members of the Board of Directors to meet with our stockholders. We look forward to greeting as many of you as possible at the meeting.

                             Terrence S. Cassidy
                             President and
                             Chief Executive Officer

                         NATIONAL WIRELESS HOLDINGS INC.
                          249 ROYAL PALM WAY, SUITE 301
                            PALM BEACH, FLORIDA 33480


                            NOTICE OF ANNUAL MEETING


                                                              March 18, 1997

To the Holders of Common Stock:

    NOTICE IS HEREBY GIVEN that the annual meeting of the stockholders of National Wireless Holdings Inc. will be held at 11:00 a.m. Holiday Inn Crown Point, 16701 Collins Avenue, Miami Beach, Florida 33160, on April 18, 1997, for the following purposes:

    (1)  To amend the Company's Certificate of Incorporation:
         (a) To provide for the election of directors to staggered terms and for certain related matters;
         (b) To provide for an election to be governed by Section 203 of the Delaware General Corporation Law;
         (c) To limit the liability and broaden the indemnity of directors and officers;
         (d) To provide standards for the Board of Directors in evaluating certain offers;
         (e) To require that stockholder actions may only be taken at an annual or special meeting of stockholders and may not be taken by written consent; and
         (f) To require that certain sections of the Certificate of Incorporation may only be amended by the affirmative vote of at least 75% of the total number of the then outstanding shares of capital stock of the Company;

    (2)  To amend the Company's By-Laws
         (a)  To provide for the election of directors to staggered terms; and
         (b)  To provide for the removal of directors only for "cause";


    (3) To elect five (5) directors of the Company to hold office for initial terms of one, two, or three years, or in the event the proposed amendments to the Company's Certificate of Incorporation and By-Laws authorizing a staggered Board of Directors are not approved, then for a term of one year;

    (4) To ratify the appointment of Coopers & Lybrand L.L.P. as independent public accountants for the year 1997; and

    (5) To take action upon any other matters that may properly come before the meeting.

    The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.


    The Company will admit to the Annual Meeting stockholders of record, persons holding proof of beneficial ownership or who have been granted proxies and any other person that the Company, in its sole discretion, may elect to admit. If you plan to attend the Annual Meeting, please check the appropriate box on your proxy card.

    Stockholders of record at the close of business on March 17, 1997 are entitled to notice of, and to vote at the Annual Meeting or any adjournment thereof. A list of such stockholders will be available at the Annual Meeting and during the ten days prior thereto, at the office of the Company's counsel, Hahn & Hessen LLP, 350 Fifth Avenue, in the city of New York, New York County, New York.


                        By Order of the Board of Directors,



                        James Kardon
                        Secretary



New York, New York
March 18, 1997


       WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE ANNUAL MEETING PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN
                       THE ENCLOSED PREPAID ENVELOPE.

                         NATIONAL WIRELESS HOLDINGS INC.
                          249 ROYAL PALM WAY, SUITE 301
                            PALM BEACH, FLORIDA 33480


                                 PROXY STATEMENT


    The enclosed proxy is being solicited by the Board of Directors of the Company for use in connection with the annual meeting of stockholders to be held on April 18, 1997. This proxy statement and enclosed proxy are first being sent to stockholders on or about March 18, 1997. The mailing address of the principal executive office of the Company is 249 Royal Palm Way, Suite 301, Palm Beach, Florida 33480. The cost of preparing, printing and mailing the notice of meeting, proxy, proxy statement and annual report will be borne by the Company. Proxy solicitation other than by use of the mail may be made by regular employees of the Company by telephone and personal solicitation. Banks, brokerage houses, custodians, nominees and fiduciaries are being requested to forward the soliciting material to their principals and to obtain authorization for the execution of proxies, and may be reimbursed for their out-of-pocket expenses incurred in that connection. Any stockholder giving the enclosed proxy has the right to revoke it at any time before it is voted. To revoke a proxy, the stockholder must file with the Secretary of the Company either a written revocation or a duly executed proxy bearing a later date.

    The record of stockholders entitled to notice of, and to vote at, the annual meeting was taken at the close of business on March 17, 1997. At that date the Company had outstanding 3,253,000 shares of Common Stock ($.01 par value) of the Company ("Common Stock"). Each share of Common Stock is entitled to one vote. No other class of securities is entitled to vote at this meeting.

    A number of the proposals to be voted on at the annual meeting would have the effect of reducing the likelihood that the Company would be subject to a change of control or would delay such a change of control. No such proposal is in response to any change of control activity of which management of the Company is aware.

    The Proxies given pursuant to this solicitation will be voted at the meeting or any adjournment thereof. Abstentions and broker non-votes are voted neither "for" nor "against," and have no effect on the vote, but are counted in the determination of a quorum.

            AVAILABLE INFORMATION AND SOURCES OF INFORMATION

    The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith files reports, proxy statements and other information with the Securities and Exchange Commission (the "SEC"). The reports, proxy statements and other information filed by the Company with the SEC can be inspected and copied at the public reference facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, and at the SEC's Regional Offices at 7 World Trade Center, 13th Floor, New York, New York 10048, and Northwest Atrium Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661.

Copies of such material also may be obtained by mail from the Public Reference Section of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. Reports and other information concerning the Company can be inspected and copied at the offices of the National Association of Securities Dealers, Inc. at 1735 K Street, N.W., Washington, D.C. 20006.

    Statements contained in this Proxy Statement or in any document incorporated by reference in this Proxy Statement as to the contents of any contract or other document referred to herein or therein are not necessarily complete, and in each instance reference is made to the copy of such contract or other document filed or incorporated by reference as an exhibit to the registration statement or such other document, each such statement being qualified in all respects by such reference.

    No persons have been authorized to give any information or to make any representation other than those contained in this Proxy Statement in connection with the solicitations of proxies made hereby and, if given or made, such information or representation must not be relied upon as having been authorized by the Company or any other person. The delivery of this Proxy Statement shall not under any circumstances create an implication that there has been no change in the affairs of the Company since the date hereof or that the information herein is correct as of any time subsequent to its date.

             SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

    The following table lists the number of shares of Common Stock beneficially owned by those known by the Company to own beneficially 5% or more of the Common Stock, all the directors, and nominees for election as directors, each executive officer listed in the table under the caption "Executive Compensation" and by all directors and executive officers of the Company as a group. On March 17, 1997, there were 3,253,000 shares of Common Stock outstanding.


    Name                                        Amount and Nature of
                                                Beneficial Ownership+          Percent
---------------------------------------       ------------------------       ----------

Terrence S. Cassidy.....................             469,000(1)                 14.4%
  249 Royal Palm Way, Suite 301
  Palm Beach, FL 33480
Michael J. Specchio.....................             469,000(2)                 14.4%
  233 Garrard Drive
  Rantoul, IL 61866
Paul Sinderbrand........................              80,000                     2.5%
  888 16th Street NW
  Washington, DC 20006
Nicholas Applegate Capital Management...             168,100(3)                  5.2%
  600 West Broadway, 29th Floor
  San Diego, CA 92101
Peoples Choice TV Corp..................             300,000(4)                  8.4%
  2 Corporate Drive, Suite 249
  Shelton, Connecticut 06484
Wall Street Associates..................             196,900(5)                  6.0%
  1200 Prospect Street, Suite 100
  P.O. Box 8589
  La Jolla, California 92038-8585
Wellington Management Company LLP.......             322,000(6)                  9.9%
  75 State Street
  Boston, Massachusetts 02109
Thomas R. DiBenedetto...................              23,000(7)                  *
  249 Royal Palm Way, Suite 301
  Palm Beach, FL 33480
Louis B. Lloyd..........................             16,000(8)                   *
  156 W. 56th Street
  New York, New York 10019
Michael A. McManus, Jr..................             10,000(9)                   *
  241-02 Northern Blvd
  Douglaston, New York 11362
Timothy Mathews.........................             30,140(10)                  *
  233 North Garrard
  Rantoul, IL 61866
All officers and directors as a
  group (seven persons).................          1,097,140                     32.9%
                                            (1)(2)(7)(8)(9)(10)


---------------
+ The number of shares beneficially owned is deemed to include shares of the Company's Common Stock as to which the beneficial owner has or shares either investment or voting power. Unless otherwise stated, and except for voting powers held jointly with a person's spouse, the persons and entities named in the table have voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them. All information with respect to beneficial ownership is based on filings made by the respective beneficial owners with the Securities and Exchange Commission (the "SEC") or information provided to the Company by such beneficial owners.

* Less than 1%.

(1) Includes 50,000 shares owned by a family trust, of which Mr. Cassidy disclaims beneficial ownership.

(2) Includes 50,000 shares owned by a family trust, of which Mr. Specchio disclaims beneficial ownership.

(3) Includes 168,100 shares which Nicholas Applegate Capital Managemanent ("NACM") has sole power to vote or to direct the vote and 168,100 shares which NACM has sole dispositive power, each as reported on its most recent Schedule 13G. NACM is an investment adviser registered with the Securities and Exchange Commission under the Investment Advisers ACT of 1940, as amended (the "Advisers Act").

(4)  Includes 300,000 shares issuable pursuant to an option.

(5) Includes 105,100 shares which Wall Street Associates ("WSA") has the sole power to vote or to direct the vote and 196,900 shares which WSA has sole dispositive power as reported on Schedule 13G. WSA is an investment adviser registered with the Securities and Exchange Commission under the Advisers Act.

(6) Includes 136,000 shares which Wellington Management Company, LLP ("WMC") has shared power to vote or to direct the vote and 322,000 shares which WMC has shared dispositive power, each as reported on its most recent
     Schedule 13G. WMC is an investment adviser registered with the Securities and Exchange Commission under the Advisers Act. As of January 31, 1997 WMC, in its capacity as investment adviser, may be deemed to have beneficial ownership of 322,000 shares of Common Stock that are owned by numerous investment advisory clients, none of which is known to have such interest with respect to more than five percent of the shares of Common Stock outstanding except Wellington Trust Company NA ("WTC"), a subsidiary of WMC.

     According to the Schedule 13G, WTC is a national bank organized under the laws of the United States and, as such, is exempt from registration as an investment adviser with the Securities and Exchange Commission pursuant to the Advisers Act. As of January 31, 1997, WTC, in its capacity as investment adviser, may be deemed to have beneficial ownership of 195,800 shares of Common Stock that are owned by numerous investment advisory clients, none of which is known to have such interest with respect to more than five percent of the shares of Common Stock outstanding.

(7) Includes 16,000 shares currently issuable upon the exercise of options and 7,000 shares owned by Boston International Partners, L.P. ("BIPLP"), of which Mr. DiBenedetto is General Partner and in which he has an approximate 56% partnership interest. Mr. DiBenedetto's children own an additional 5% of BIPLP, of which Mr. DiBenedetto disclaims beneficial ownership.

(8)  Includes 16,000 shares currently issuable upon the exercise of options.

(9)  Includes 10,000 shares currently issuable upon the exercise of options.

(10) Includes 30,000 shares currently issuable upon the exercise of options.

PROPOSALS 1(a)-(f)

                     AMENDMENT OF CERTIFICATE OF INCORPORATION

    The Board of Directors of the Company has adopted resolutions proposing amendments to the Company's Certificate of Incorporation, a number of which would have the effect of reducing the likelihood that the Company would be subject to a change of control or would delay such a change of control. No such amendment is in response to any change of control activity of which management of the Company is aware. A copy of the proposed amendments to the Company's Certificate of Incorporation is set forth in Appendix I attached hereto and a description of the salient amendments are set forth below.

(a) Amendment of Certificate of Incorporation to Authorize Staggered Terms for Election of Directors

    The Board of Directors of the Company has adopted resolutions proposing an amendment to Article SEVENTH of the Company's Certificate of Incorporation under which the Board of Directors will be divided into three classes, as provided under Section 141 of the General Corporation Law of Delaware (the "GCL"). Initially Class III directors (Terrence S. Cassidy and Thomas R. DiBenedetto) would be elected for a three-year term, Class II directors (Michael J. Specchio and Michael A. McManus, Jr.) would be elected for a two-year term, and the Class I director (Louis B. Lloyd) would be elected for a one-year term; thereafter, successors to directors whose terms expire will be elected for three-year terms.

    Section 141 of the GCL allows a corporation to amend its Certificate of Incorporation and By-Laws to provide for the election of directors to staggered terms. Under this statute, the board may be divided into one, two or three classes of directors who may then be elected to initial terms of one, two and three-year terms if there are three classes. Thereafter, and at each annual election held after such classification and election, directors shall be chosen for a full term, as the case may be, to succeed those whose terms expire. The Company's Board of Directors has proposed an amendment to its Certificate of Incorporation under which there would be three classes of directors who would be initially elected to one, two and three-year terms, respectively, and thereafter to three-year terms. The Board of Directors has designated which of its current members are to be assigned to each of the three classes of directors, if the amendment is approved. If the number of directors is changed in the future, any increase or decrease must be apportioned among the classes so the number of directors in each class is as nearly equal as possible. Any additional director of any class elected to fill a vacancy resulting from an increase in the number of directors shall hold office for a term that shall coincide with the remaining term of that class. In no event may a decrease in the number of directors shorten the terms of any incumbent director. Each elected or appointed director shall hold office until the annual meeting for the year in which such director's term expires and until such director's successor shall be elected and qualified.

    The Company believes that the proposed amendment to establish staggered terms for the election of directors will provide additional continuity to its management by having persons serve on its Board of Directors for a longer period of time, without standing for reelection. The Board of Directors intends to expand the number of positions on the Board as it identifies qualified persons who are willing to serve as directors of the Company. The Company believes that three-year terms for its directors will be more attractive to a potential director candidate and thus will make available to the Company more candidates.

    In addition, the Company believes that if a potential acquiror were to purchase a significant or controlling interest in the Company, such potential acquiror's ability to remove the Company's directors and obtain control of the Board and thereby remove the Company's management would severely curtail the Company's ability to negotiate effectively with such potential acquiror. The threat of obtaining control of the Board would deprive the Board of the time and information necessary to evaluate the proposal, to study alternative proposals and to help ensure that the best price is obtained in any transaction involving the Company which may ultimately be undertaken. A staggered board is designed to reduce the vulnerability of the Company to an unsolicited takeover proposal, particularly a proposal that does not contemplate the acquisition of all of the Company's outstanding shares, or an unsolicited proposal for the restructuring or sale of all or part of the Company.

    While the Company believes the proposed amendment to its Certificate of Incorporation is warranted because of the factors discussed above, the amendments will also make it more difficult to change control of the Company. If there were an attempt by the stockholders to change control of the Company by removing and replacing all or a majority of the Board of Directors, it will be more difficult if there are staggered terms for the election of directors. Since not all directors will stand for election at a single stockholders' meeting, as is the case now, the stockholders desiring to change control would have to vote at multiple meetings in order to do so. It would require at least two annual meetings to remove and replace a majority of the directors of the Company, stockholders would have to vote at multiple meetings in order to do so. It would require three annual meetings to remove and replace the entire Board of Directors.

Stockholder Vote Required for Proposal 1(a) and Board Recommendation:

    Approval of the amendment to the Certificate of Incorporation to provide for a staggered board of directors requires the affirmative vote of the holders of a majority of the shares of Common Stock issued and outstanding.

    The Board of Directors unanimously recommends a vote FOR approval of the amendment to Article SEVENTH of the Company's Certificate of Incorporation in the form attached to this Proxy Statement as Appendix I.

(b) Amendment of Certificate of Incorporation to Elect to be Governed by
    Section 203 of the Delaware GCL

    The Board of Directors has proposed an amendment to the Company's Certificate of Incorporation to add a new Article ELEVENTH to elect to be governed by Section 203 of the GCL, which will make it more difficult to effect a change in control of the Company.

    Section 203 prohibits a publicly-held Delaware corporation from engaging in a "business combination" with an "interested stockholder" for a period of three years after the date of the transaction in which the person became an interested stockholder, unless (i) prior to such date, the board of directors of the corporation approves either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder, (ii) upon consummation of the transaction which resulted in the stockholder becoming an interested stockholder, the interested stockholder owns at least 85% of the outstanding voting stock (excluding certain shares held by persons who are both directors and officers of the corporation and certain employee stock plans), or (iii) on or after the consummation date, the business combination is approved by the board of directors and by the affirmative vote of at least 66 2 3% of the outstanding voting stock that is not owned by the interested stockholder. For purposes of Section 203, a "business combination" includes, among other things, a merger, asset sale or other transaction resulting in a financial benefit to the interested stockholder, and an "interested stockholder" is generally a person who, together with affiliates and associates, owns (or within three years, owned) 15% or more of the corporation's voting stock.

    Section 203 will encourage any potential acquiror to negotiate with the Company's Board of Directors. Section 203 also might have the effect of limiting the ability of a potential acquiror to make a two-tiered bid for the Company in which all stockholders would not be treated equally. Stockholders should note, however, that the application of Section 203 to the Company will confer upon the Board the power to reject a proposed business combination in certain circumstances, even though a potential acquiror may be offering a substantial premium for the Company's shares over the then current market price. Section 203 would also discourage certain potential acquirors unwilling to comply with its provisions.

Stockholder Vote Required for Proposal 1(b) and Board Recommendation:

    Approval of the amendment to the Certificate of Incorporation to provide for an election to be governed by Section 203 of the GCL requires the affirmative vote of the holders of a majority of the shares of Common Stock issued and outstanding.

    The Board of Directors unanimously recommends a vote FOR approval of the amendment to the Company's Certificate of Incorporation to add a new Article ELEVENTH in the form attached to this Proxy Statement as Appendix I.

(c) Amendment of Certificate of Incorporation to Limit Liability and Broaden Indemnity of Directors and Officers

    The Board of Directors has proposed an amendment to Article TENTH of the Company's Certificate of Incorporation to make it easier to attract and retain qualified persons to serve as directors of the Company by expanding the indemnity already available to directors to eliminate the personal liability of its directors to the fullest extent permitted by the GCL for monetary damages resulting from the execution of the duties of such director.

    The amendment limits director liability only for future conduct and does not limit liability for conduct which predates the amendment. In addition, Article TENTH, both as it exists and is it is proposed to be amended, has no effect on the liability of directors under federal securities laws. The Company is not aware of any pending or threatened claims which would be covered by the amendment. There has not been any recent litigation which would have been affected by the amendment had it been in effect during such litigation. Courts could rule, under various legal theories, that certain liabilities may not be limited or eliminated by amending a Company's certificate of incorporation pursuant to the GCL. Moreover, the proposed amendment reduces the liability of directors only to the extent permitted by Delaware Law. Consequently, if the courts or the Delaware Legislature narrow or expand the coverage of the Act, the effect of the amendment will likewise be narrowed or expanded without further stockholder action.

    In addition to limiting further the liability of directors, the amendment would also broaden the ability of the Company to indemnify directors, officers, employees, and agents to the fullest extent provided by Section 145 of the GCL. Section 145 of the GCL provides a detailed statutory framework covering indemnification of directors, officers, and agents against liabilities and expenses arising out of legal proceedings brought against them by reason of their status or service.

    Section 145 expressly provides that a director, officer, employee or agent of a corporation: (i) shall be indemnified by the corporation for all expenses of such litigation if he is successful on the merits; (ii) may be indemnified by the corporation for the expenses, judgments, fines and amounts paid in settlement of such litigation (other than a derivative suit; i.e., a suit by a stockholder alleging a breach by a director of a duty owed to the corporation), even if he is not successful on the merits, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation (and, in the case of a criminal proceeding, had no reason to believe his conduct was unlawful); and (iii) may be indemnified by the corporation for all expenses of a derivative suit, even if he is not successful on the merits, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, except that no such indemnification may be provided in a derivative suit if the director, officer, employee, or agent is adjudged liable to the corporation, unless a court determines that, despite such adjudication but in view of all of the circumstances, he is entitled to indemnification. The express statutory indemnification described in clauses
(ii) and (iii) of the preceding sentence can be provided only upon a determination by a majority of a quorum of disinterested directors, by independent legal counsel or by the corporation's stockholders that indemnification is proper because the applicable standard of conduct has been met. The statute expressly provides that the Board of Directors may authorize the advancement of litigation expenses if it is ultimately determined that he is not entitled to be indemnified.

    The Company believes that this amendment is in the best interests of the stockholders as well as the Company. This amendment maintains the Company's ability to attract and retain qualified individuals to serve as directors of the Company by assuring directors (and potential directors) that their good faith decisions will not be second-guessed by a court evaluating decisions with the benefit of hindsight. This amendment, however, further limits the remedies available to a stockholder dissatisfied with a board decision which is protected by Article TENTH and by Article TENTH as amended. A disgruntled stockholder's only remedy in such a circumstance is to sue to stop the completion of the Board's action. In many situations this remedy may not be effective. Stockholders, for example, may not be aware of a transaction or an event until it is too late to prevent it. In these cases, the stockholders and the Company could be injured by a careless Board decision and yet have no effective remedy. The Board of Directors recognizes that there may be a conflict between their interests and those of the stockholders who are not members of the Board of Directors or their affiliates.

    The revised indemnification provided for in this amendment may result in additional expenses to the Company which it would not otherwise incur. Although the Company does not anticipate paying indemnification expenses, such expenses could, in some instances, place a substantial financial burden on the Company and could affect the returns on a stockholder's investment.

    The Company believes that the diligence exercised by its directors, officers, employees and agents stems primarily from their desire to act in the best interests of the Company and not from a fear of monetary damage awards. Consequently, the Board believes that the level of scrutiny and care exercised by directors will not be lessened by the adoption of this amendment.

Stockholder Vote Required for Proposal 1(c) and Board Recommendation:

    Approval of the amendment to the Certificate of Incorporation to limit liability and broaden the indemnity of directors and officers requires the affirmative vote of the holders of a majority of the shares of Common Stock issued and outstanding.

    The Board of Directors unanimously recommends a vote FOR approval of the amendment to Article TENTH of the Company's Certificate of Incorporation in the form attached to this Proxy Statement as Appendix I.

(d) Amendment of Certificate of Incorporation to Provide Certain Criteria to be Considered by the Board of Directors in Evaluating Offers

    The Board of Directors has proposed an amendment of the Company's Certificate of Incorporation to add a new Article THIRTEENTH to provide standards by which the Board of Directors must evaluate offers to the Company from another party to make a tender or exchange offer or to effect a business combination.

    Proposed Article THIRTEENTH provides that the Company's Board of Directors, when evaluating any offer to the Company from another party to (a) to make a tender or exchange offer for any equity security of the Corporation or (b) to effect a business combination, must give due consideration to all relevant factors, including without limitation (i) the interests of the Corporation's stockholders, (ii) whether the proposed transaction might violate federal or state laws, (iii) not only the consideration being offered in the proposed transaction, in relation to the then current market price for the outstanding capital stock of this Corporation, but also to the market price for the capital stock of the Corporation over a period of years, the estimated price that might be achieved in a negotiated sale of the Corporation as a whole or in part or through orderly liquidation, the premiums over market price for the securities of other corporations in similar transactions, current political, economic and other factors bearing on securities prices and the Corporation's financial condition and future prospects, and (iv) the social, legal and economic effects upon employees, suppliers, customers and others having similar relationships with the Corporation, and the communities in which the Corporation conducts its business.

    By having the foregoing standards in the Certificate of Incorporation, the Board of Directors may be in a stronger position to oppose such a transaction if it concludes that the transaction would not be in the best interests of the Company, even if the price offered is significantly greater than the market price of the stock.

Stockholder Vote Required for Proposal 1(d) and Board Recommendation:

    Approval of the amendment to the Certificate of Incorporation to provide certain criteria to be considered by the Board of Directors in evaluating offers requires the affirmative vote of the holders of a majority of the shares of Common Stock issued and outstanding.

    The Board of Directors unanimously recommends a vote FOR approval of the amendment to the Company's Certificate of Incorporation to add a new Article THIRTEENTH in the form attached to this Proxy Statement as Appendix I.

(e) Amendment to Certificate of Incorporation to Require Action by Stockholders at a Special or Annual Meeting

    The Board of Directors has proposed an amendment of the Company's Certificate of Incorporation to add a new Article TWELFTH to prohibit stockholder action by written consent in lieu of a meeting so long as the Company has a class of stock registered under the Securities Exchange Act of 1934.

    This provision of the Certificate of Incorporation would prohibit a significant stockholder or group of stockholders from authorizing action which is subject to stockholder approval under Delaware law without a meeting at which all stockholders would be entitled to participate, even where such stockholders hold shares of Common Stock sufficient to authorize the action. The Board believes that this provision will curtail surreptitious takeover bids and give the Company the opportunity to assess potential acquisitions, consider alternatives and present its position to the stockholders at a general meeting.

Stockholder Vote Required for Proposal 1(e) and Board Recommendation:

    Approval of the amendment to the Certificate of Incorporation to require action by stockholders at a special or annual meeting requires the affirmative vote of the holders of a majority of the shares of Common Stock issued and outstanding.

    The Board of Directors unanimously recommends a vote FOR approval of the amendment to the Company's Certificate of Incorporation to add a new Article TWELFTH in the form attached to this Proxy Statement as Appendix I.

(f) Amendment to Certificate of Incorporation to Require Approval of Amendment by Supermajority

    The Board of Directors has proposed an amendment of the Company's Certificate of Incorporation to add a new Article FOURTEENTH requiring that Articles SEVENTH, NINTH, TENTH, ELEVENTH, TWELFTH, THIRTEENTH and FOURTEENTH of the Certificate of Incorporation may only be amended by the affirmative vote of at least 75% of the total number of the then outstanding shares of capital stock of the Company entitled to vote thereon.

    The Board of Directors believes that requiring a supermajority for the amendment of each of the described sections will further protect the Company from unsolicited change of control attempts and are necessary to fulfil the intent of the other amendments being acted upon at this annual meeting.

Stockholder Vote Required for Proposal 1(f) and Board Recommendation:

    Approval of the amendment to the Certificate of Incorporation to require a 75% supermajority for certain amendments requires the affirmative vote of the holders of a majority of the shares of Common Stock issued and outstanding.

    The Board of Directors unanimously recommends a vote FOR approval of the amendment to the Company's Certificate of Incorporation to add a new Article FOURTEENTH in the form attached to this Proxy Statement as Appendix I.

PROPOSALS 2(a)-(b)

    The Board of Directors of the Company has adopted resolutions proposing amendments to the Company's By-Laws under which, among other things, the Board of Directors will be divided into three classes, as provided under
Section 141 of the GCL and providing for removal of directors only for cause. A copy of the proposed amendments to the By-Laws are set forth in Appendix II attached hereto.

(a) Amendment of By-Laws to Provide for a Staggered Board of Directors

    The Board of Directors of the Company has adopted a resolution proposing an amendment to Article II, Section 2.03 of the Company's By-Laws under which the Board of Directors will be divided into three classes, as provided under
Section 141 of the GCL.

    Section 141 of the GCL allows a corporation to amend its By-Laws to provide for the election of directors to staggered terms. The amendment to the By-Laws is intended to parallel the proposed amendments to the Company's Certificate of Incorporation described in Proposal 1(a) above and the discussion set forth therein is incorporated herein by reference.

Stockholder Vote Required for Proposal 2(a) and Board Recommendation:

    Approval of the amendment to the By-Laws to provide for a staggered board of directors requires the affirmative vote of the holders of a majority of the shares of Common Stock issued and outstanding.

    The Board of Directors unanimously recommends a vote FOR approval of the amendment to Article II, Section 2.03 of the Company's By-Laws in the form attached to this Proxy Statement as Appendix I.

(b) Amendment of By-laws to Provide for Removal of Directors for Cause

    The Board of Directors of the Company has adopted a resolution proposing an amendment to the Article II, Section 2.12 of the Company's By-Laws providing for the removal of any director or the entire Board of Directors only for good cause shown by the holders of a majority of the shares then entitled to vote at an election and only after a summary of the allegations and evidences claimed is delivered to such director or directors at least sixty days prior to any such meeting of stockholders.

    Since these provisions will make the removal of directors more difficult, it will increase the directors' security in their positions and, since the Board has the power to retain and discharge management, could perpetuate incumbent management.

    Under Delaware law, a director of a corporation with a staggered board of directors may be removed only for cause, unless the Certificate of Incorporation otherwise provides. Thus, assuming the stockholders approve Proposals 1(a) and 2(a), the Company will have a staggered board and stockholders will no longer be able to remove directors without cause.

Stockholder Vote Required for Proposal 2(b) and Board Recommendation:

    Approval of the amendment to the By-Laws to provide for removal of directors for cause requires the affirmative vote of the holders of a majority of the shares of Common Stock issued and outstanding.

    The Board of Directors unanimously recommends a vote FOR approval of the amendment to Article II, Section 2.12 of the Company's By-Laws in the form attached to this Proxy Statement as Appendix I.


               ISSUANCE OF PREFERRED STOCK; STOCKHOLDERS RIGHTS PLAN

    In addition to the measures described in Proposals 1 and 2 above, the Company currently has in place protections which could have the effect of curtailing or delaying an unsolicited change of control effort.

(a) Issuance of Preferred Stock

    The Company's Certificate of Incorporation currently allows the Board of Directors to issue up to 1,000,000 shares of serial preferred stock, par value $.01 per share ("Preferred Stock") and to fix the rights, privileges and preferences of such shares without any further vote or action by the stockholders. The rights of the holders of Common Stock will be subject to, and may be adversely affected by, the rights of the holders of any Preferred Stock that may be issued in the future. While the Company has no present intention to issue shares of Preferred Stock, any such issuance could be used to discourage, delay or make more difficult a change in control of the Company.

(b) Stockholders Rights Plan

    On December 12, 1996, at a meeting of the Board of Directors, the Company adopted a Stockholders Rights Plan (the "Rights Plan") designed to ensure that stockholders receive protection against the consequences of an unsolicited proposal to acquire control of the Company that could prevent stockholders from participating fully in the Company's existing value and in the creation of additional value through its long-term strategy. To implement the Rights Plan, the Board declared a dividend of one preferred share purchase right ("Right") to acquire one share of Common Stock for each share of Common Stock outstanding on December 24, 1996. The description and terms of the Rights are set forth in a Rights Agreement (the "Rights Agreement") between the Company and Continental Stock Transfer and Trust Company, as Rights Agent (the "Rights Agent"), dated as of December 12, 1996.

    Generally, under the Rights Plan, upon the occurrence of one of certain specific events involving the accumulation of the Company's Common Stock, stockholders of the Company would be entitled to exercise their Rights to receive Company capital stock at a substantial discount from the then prevailing market for equivalent securities. Accordingly, the existence of the Rights changes the economics of an unsolicited takeover attempt with the result that a prospective acquiror would be much more likely to negotiate with the Company, resulting in a fair price to all stockholders.

    The stockholders of the Company are not required to approve the Rights Plan under the Company's certificate of incorporation, by-laws or under the GCL, and the Rights Plan has therefore not been submitted to the stockholders for approval.

    The Rights Plan was not adopted in response to any threatened or perceived takeover threat and the Company has no knowledge of such a threat as of the date of this Proxy Statement.

    The foregoing description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement (and the exhibits thereto) filed with the Company's Current Report on Form 8-K dated December 12, 1996 which is hereby incorporated herein by reference. A copy of the Rights Agreement is available free of charge from the Company.

PROPOSAL 3

                                ELECTION OF DIRECTORS

    Five directors are proposed to be elected at the Annual Meeting, each to hold office for a period of one, two or three years as set forth below, or in the event the proposed amendments to the Company's Certificate of Incorporation and By-Laws authorizing a staggered Board of Directors is not approved, then for a period of one year, and in any event until a successor has been elected and qualified. It is intended that the accompanying proxy will be voted in favor of the following persons to serve as directors, unless the stockholder indicates to the contrary on the proxy. The Company expects that each of the nominees will be available for election, but if any of them is not a candidate at the time the election occurs, it is intended that such proxy will be voted for the election of another nominee to be designated by the Board of Directors to fill any such vacancy or the number of directors to be elected at this time may be reduced by the Board of Directors.

     Information concerning the current directors and executive officers of the Company is set forth as follows:

Name                      Age                 Position
----------------------   ------    ----------------------------------
Terrence S. Cassidy        54      President, Chief Executive Officer
                                   and Director
Michael J. Specchio        50      Chairman and Director
Paul J. Sinderbrand        43      Executive Vice President and
                                   General Counsel
Timothy A. Mathews         34      Executive Vice President--Technology
Thomas R. DiBenedetto      47      Director
Louis B. Lloyd             54      Director
Michael A. McManus, Jr.    53      Director

Nominees For Class III Directors to Serve a Three-Year Term

TERRENCE S. CASSIDY Director Since 1993                         Age: 54

    President and Chief Executive Officer. Mr. Cassidy has been President, Chief Executive Officer and a director of the Company since its incorporation in August 1993. He has been an independent financial consultant since 1988. Prior to 1988, he served as a Vice President and principal of Allen & Company Incorporated, an investment banking firm, for 15 years with a concentration in communications. Prior to 1973, he served as co-director of research at Shields & Company, a brokerage firm. From 1992 to 1993, Mr. Cassidy acted as the financial advisor to Gemini Equities, Inc. in its acquisition of Bell Atlantic Computer Products, Inc., a wholly owned computer products subsidiary of the Bell-Atlantic Corporation.

In the fall of 1992, he participated as an advisor to and member of the purchasing group in the acquisition of United Greenfield, Ltd., a London-based international trading company with operations in Europe, the Middle East and Africa. Mr. Cassidy was a director of Preferred Entertainment, Inc. ("Preferred Entertainment"), an operator of a wireless cable system in Chicago, from August 1993 to January 1995. Mr. Cassidy is a director of Stock Company Absolute Bank, a Republic of Georgia bank ("Absolute Bank").

THOMAS R. DiBENEDETTO Director Since 1993                           Age: 47

    Mr. DiBenedetto has been a director of the Company since October 1993. Since 1992, he has been President of Junction Investors, Ltd., an investment banking firm based in Boston, Massachusetts. From 1989 until April 1993, he was Chairman of Sioux Falls Cellular Communications, Inc. and, from 1989 to February 1993, Chairman of Oklahoma Cellular, Inc., both cellular telephone companies. From 1982 to 1992, he was President of Boston International Group Securities Corporation, a broker-dealer. He was a Vice President of Allen & Company Incorporated, an investment banking firm, from 1976 to 1982. He has been, since 1985, a director of Alexanders, Inc., a retailing and real estate company which emerged from bankruptcy in 1994 pursuant to a plan of reorganization which provides for full payment to all creditors. He is also a director of Showscan Corporation, a multi-media entertainment company, and Absolute Bank, a Republic of Georgia bank.

Nominees For Class II Directors to Serve a Two-Year Term

MICHAEL J. SPECCHIO Director Since 1993                             Age: 50

    Chairman. Mr. Specchio has been Chairman and a director of the Company since September 1993. He has over 15 years of senior executive experience in the hardwire cable, private cable and wireless cable industries. Since 1979, he has developed, operated and sold, for himself and others, over 100 smaller conventional cable systems and over 300 SMATV systems. Mr. Specchio, through affiliated entities, purchased, leased or entered into joint ventures for portfolios consisting of an aggregate of approximately 250 wireless cable channels in major markets representing approximately 30% of the total U.S. households, including Baltimore, Boston, Dallas, Fort Worth, Houston, Kansas City, Pittsburgh, Minneapolis, Los Angeles and Chicago. The majority of these frequency agreements were held by People's Choice TV, a group of companies which Mr. Specchio founded and for which he served as Chief Executive Officer from 1985 through 1991. In 1986, he built and operated the nation's first fully addressable multichannel wireless system in Milwaukee, Wisconsin, eventually selling the 7,000 subscriber system to Warner Communications. In addition, Mr. Specchio supervised the development and launch of wireless systems in Sacramento and Tucson. He was active in the founding of the Wireless Cable Association and currently serves as a member of its Board of Directors. For more than the last five years, Mr. Specchio served as Chief Executive Officer of various of the predecessors of Preferred Entertainment, all engaged in the development of private wireless cable businesses. From 1992 until May 1994, Mr. Specchio was Chairman of Preferred Entertainment and, from August 1993 to January 1995, a director of Preferred Entertainment.

MICHAEL A. McMANUS, JR. Director Since 1994                          Age: 53

    Mr. McManus has been a director of the Company since October 1994. He has been President and Chief Executive Officer of New York Bancorp Inc. ("NYBI") since 1991 and a director of NYBI since 1990. He has also been a director of Home Federal Savings Bank, NYBI's subsidiary since 1991 and Vice Chairman since October 1991. He is also a director of RGB Computer Video Systems, Document Imaging System Corp. and Arrhythmia Research Technology, Inc. He has served in numerous government capacities, including Assistant to the President of the United States from 1982 to 1985 and as Special Assistant to the Secretary of Commerce during the Ford Administration.


Nominee For Class I Director to Serve a One-Year Term

LOUIS B. LLOYD  Director Since 1993                                  Age: 54

    Mr. Lloyd has been a director of the Company since October 1993. Since December 1994 he has been Vice Chairman of Absolute Bank, a Republic of Georgia bank. Since April 1996, he has been President of Belfinance Securities, Inc., a broker dealer. He was President and Chief Executive Officer of Republic New York Securities Corporation, a brokerage firm subsidiary of Republic New York Corporation, from 1991 to 1994. For more than five years prior to joining Republic, Mr. Lloyd was a Senior Executive Vice President of Shearson Lehman Brothers in its Worldwide Institutional Equity Trading and Sales Departments. He is Chairman of Southhampton Enterprises, an apparel company.

Stockholder Vote Required for Proposal 3 and Board Recommendation:

    The election of each of the foregoing nominees for director requires the affirmative vote of the holders of a plurality of the votes of the shares of Common Stock present in person or represented by proxy at the meeting.

    The Board of Directors unanimously recommends a vote FOR each of the foregoing nominees.



                        EXECUTIVE OFFICERS OF THE COMPANY

    The current Executive Officers of the Company are set forth below, excluding Messrs. Cassidy and Specchio whose biographies are included above.


PAUL J. SINDERBRAND                                                Age: 43

    Executive Vice President and General Counsel. Mr. Sinderbrand has been Executive Vice President and General Counsel of the Company since September 1993. He is a partner of Wilkinson, Barker, Knauer & Quinn, a Washington, D.C. law firm, where he concentrates on communications law and represents a variety of wireless communications providers.

Mr. Sinderbrand was a partner at Sinderbrand & Alexander, a Washington, D.C. law firm from 1993 to 1995 and a partner at Keck, Mahin & Cate until 1993, where, in each case, he concentrated on communications law. During his 16 years as a practicing attorney he has participated in major regulatory proceedings involving wireless cable television and drafted many regulations which now govern the industry, including the proposal pursuant to which the FCC established wireless cable television.

TIMOTHY A. MATHEWS                                                 Age: 34

    Executive Vice President - Technology. Mr. Mathews has served as the Company's Executive Vice President - Technology since September 1995. For more than seven years prior to that time, he has served in a variety of managerial capacities for other pay television companies, including in construction, technical, supervisory, contractor, marketing and installation capacities. From August 1993 to August 1994, he was Vice President of Operations of Preferred Entertainment. From 1981 to 1993, he served in several capacities in Specchio Developers, Ltd., an affiliate of Michael J. Specchio, an officer and director of the Company, primarily operating as a hands-on supervisor. Mr. Mathews directed many of the Specchio Developers projects, including the addition of eight frequencies in Chicago and the retrofit of 120 private cable head-end systems. From 1980 to 1986, he assisted various entities affiliated with Mr. Specchio in the development and operation of over 100 conventional cable television systems throughout Florida, Illinois, Indiana, Iowa and Minnesota, and he was instrumental in the development of the first addressable wireless system in the nation, with installation of over 7,000 subscribers in Milwaukee, Wisconsin.


                             COMPLIANCE WITH SECTION 16(a)
                        OF THE SECURITIES EXCHANGE ACT OF 1934

    Section 16(a) of the Securities and Exchange Act of 1934 requires the Company's officers and directors to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission ("SEC") and each exchange in which its securities are traded. Officers and directors are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on a review of the copies of such forms furnished to the Company, all requisite filings were made in 1996.


                          BOARD OF DIRECTORS AND COMMITTEES

Audit Committee


    The members of this Committee are Messrs. DiBenedetto and Lloyd. The Committee had one meeting in 1997 to review the 1996 audit.

The Audit Committee's function is to evaluate the adequacy of the Company's internal accounting controls, review the scope of the audit by Coopers & Lybrand L.L.P. and related matters pertaining to the examination of the financial statements, review the nature and extent of any non-audit services provided by the Company's independent accountants and make recommendations to the Board of Directors with respect to the foregoing matters as well as with respect to the appointment of the Company's independent accountants.

Option Committee

    The members of this Committee are Messrs. Cassidy and Specchio. The Option Committee had no meetings during 1996. The Option Committee administers the Company's 1993 Stock Option Plan. The Option Committee is generally empowered to interpret the 1993 Stock Option Plan, to prescribe rules and regulations relating thereto, to determine the terms of the option agreements, to amend them with the consent of the optionee, to determine the employees to whom options are to be granted, and to determine the number of shares subject to each option and the exercise price thereof.

Remuneration of Directors and Related Matters

    Each member of the Board of Directors, other than any employee-director (Messrs. Cassidy and Specchio are the only such employee-directors), receives a quarterly fee of $1,800.

Meetings and Attendance

    During fiscal year ended October 31, 1996, there were two meetings of the Board of Directors, and all directors attended each meeting.

    The two standing Committees of the Board of Directors are the Audit Committee and the Option Committee. Information with respect to the Audit Committee and the Option Committee is set forth above.

                   CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    Paul Sinderbrand, Executive Vice President and General Counsel of the Company, is a partner of Wilkinson, Barker, Knauer & Quinn, special counsel to the Company on matters related to communications law. Mr. Sinderbrand owns 80,000 shares of Common Stock of the Company.

    All current transactions between the Company, and its officers, directors and principal stockholders or any affiliates thereof are, and in the future such transactions will be, on terms no less favorable to the Company than could be obtained from unaffiliated third-parties.

                              EXECUTIVE COMPENSATION

    The following table sets forth information as to compensation paid by the Company and its subsidiaries for the fiscal years ended October 31, 1994, 1995 and 1996 to each of the directors and executive officers of the Company:

                            SUMMARY COMPENSATION TABLE


                                                Annual Compensation
                                                --------------------

Name and Principal Position         Year        Salary($)        Bonus      All Other Compensation($)
------------------------------      ----        ---------       --------    --------------------------

Terrence S. Cassidy,                1994         225,500          ---                  ---
President and Chief                 1995         220,000          ---                  ---
Executive Officer                   1996         220,000          ---                  ---

Michael J. Specchio, Chairman       1994          71,750          ---                  ---
                                    1995         135,000         50,000                ---
                                    1996         180,000          ---                  ---

Paul J. Sinderbrand,                1994          35,000          ---                  ---
Executive Vice President            1995          20,000          ---                  ---
and General Counsel                 1996          60,000(1)       ---                  ---

Timothy Mathews,                    1994          15,000          ---                  ---
Executive Vice                      1995         120,000         45,833
President - Technology              1996         120,000          ---                  ---



(1) The Company paid Wilkinson, Barker, Knauer & Quinn, of which Mr. Sinderbrand is a partner, approximately $69,709 for services rendered to the Company in fiscal 1996 and paid Sinderbrand & Alexander, of which Mr. Sinderbrand was a partner until December 1995, approximately $5,046 for services rendered in fiscal 1996.

1993 Stock Option Plan

    On September 28, 1993, the Company adopted the Company's 1993 Stock Option Plan (the "1993 Stock Option Plan"), which the Company believes is desirable to attract and retain consultants, directors, executives and key employees. Under the 1993 Stock Option Plan, as amended on June 19, 1995, options to purchase an aggregate of not more than 160,000 shares of Common Stock may be granted from time to time to key employees, officers, directors, advisors and independent consultants to the Company or to any of its subsidiaries. Options granted to employees may be designated as incentive stock options ("ISOs") or non-qualified stock options ("NQSOs"). Options granted to directors, independent consultants and other non-employees may only be designated NQSOs. Options to purchase an aggregate of 50,000 shares have been granted to an employee and 30,000 shares have been granted to non-employee directors of the Company under the 1993 Stock Option Plan. See
Note 11 to the Financial Statements.

    The 1993 Stock Option Plan is currently administered by a committee consisting of directors Michael J. Specchio and Terrence S. Cassidy. The committee is generally empowered to interpret the 1993 Stock Option Plan, to prescribe rules and regulations relating thereto, to determine the terms of the option agreements, to amend them with the consent of the optionee, to determine the employees to whom options are to be granted, and to determine the number of shares subject to each option and the exercise price thereof. The per share exercise price of options granted under the 1993 Stock Option Plan will be not less than 100% of the fair market value per share of Common Stock on the date the options are granted (110% of such fair market value if the grantee owns more than 10% of the combined voting power of all classes of the Company's stock), provided that for the two years immediately following the consummation of the initial public offering in March 1994, the option price shall not be less than the greater of the fair market value on the grant date or the initial public offering price established by the initial public offering, unless approved by the shareholders.

    Options will be exercisable for a term that will not be greater than ten years from the date of grant (five years from the date of grant of an ISO if the optionee owns more than 10% of the Common Stock of the Company). Options may be exercised only while the original grantee has a relationship with the Company which confers eligibility to be granted options or within three months after the termination of such relationship with the Company, or up to one year after death, retirement or permanent disability. In the event of the termination of such relationship between the original grantee and the Company for cause (as defined in the 1993 Stock Option Plan), all options granted to that original grantee terminate immediately. ISOs and NQSOs under the 1993 Stock Option Plan are not transferable other than by will or the laws of descent and distribution. Options may be exercised during the grantee's lifetime only by the grantee, his or her guardian or legal representative.

    Options granted pursuant to the 1993 Stock Option Plan which are ISOs will enjoy the attendant tax benefits provided under Sections 421 and 422 of the Internal Revenue Code of 1986, as amended. Accordingly, the 1993 Plan provides that the aggregate fair market value (determined at the time an ISO is granted) of the Common Stock subject to ISOs exercisable for the first time by an employee during any calendar year (under all plans of the Company and its subsidiaries) may not exceed $100,000.

    The Board may modify, suspend or terminate the 1993 Stock Option Plan, provided, however, that certain material modifications affecting the 1993 Stock Option Plan must be approved by the stockholders, and any change in the 1993 Stock Option Plan that may adversely affect a grantee's rights under an option previously granted under the 1993 Stock Option Plan requires the consent of the grantee.

Employment Contracts and Other Arrangements with Executive Officers

    Pursuant to an employment agreement, dated September 27, 1993, Terrence
S. Cassidy is employed full-time at an annual salary of $220,000. On December 12, 1996, the Company entered into a Severance Benefit Agreement with Mr. Cassidy. The agreement extends the term of his employment to September 2001, and provides that in the event of a change in control of the Company, Mr. Cassidy may in certain circumstances terminate his employment and receive severance benefit pay equal to three times such executive's annual compensation, including certain bonuses, if any.

    Pursuant to a consulting agreement dated February 18, 1997 and expiring in September 2001, between the Company and Michael J. Specchio, Inc., a corporation which is affiliated with and employs Michael J. Specchio ("MJS Inc."), MJS Inc. is obliged to provide consulting services to the Company, including substantially full-time services to be rendered by Mr. Specchio for an annual fee of $180,000. The agreement, which terminates in the event of the death or incapacity of Mr. Specchio, also provides that in the event of a change in control of the Company, MJS Inc. may in certain circumstances terminate the consulting agreement and receive severance benefit pay equal to three times the annual compensation under the consulting agreement, including certain bonuses, if any. Prior to February 18, 1997, Mr. Specchio was employed full-time by the Company as an individual on substantially the same terms as provided in the consulting agreement.

    Paul J. Sinderbrand has entered into a five year Consulting and Employment Agreement, under which he has been providing part-time consulting services to the Company at a rate of $5,000 per month since April 1, 1994. The agreement further provides that he may maintain his current law practice subject to his obligations to the Company.

    Timothy Mathews has entered into a three year employment agreement, dated September 15, 1994, with the Company at an annual salary of $120,000. The agreement further provided for a $50,000 loan by the Company to Mr. Mathews evidenced by a one-year demand note which was forgiven by the Company on September 15, 1995 in accordance with its terms.

    Pursuant to these agreements, each of Messrs. Cassidy, Specchio, Sinderbrand and Mathews have agreed not to compete with the Company during the term of this agreement and for a period of one year thereafter, and the Company has agreed to indemnify each of them against expenses incurred in any proceeding arising out of their employment to the maximum extent provided by law.

                REPORT OF BOARD OF DIRECTORS REGARDING COMPENSATION

    The principal goal of the Company's compensation program is to help the Company attract, motivate and retain the executive talent required to develop and achieve the Company's strategic and operating goals with a view to maximizing stockholder value. The key elements of this program and the objectives of each element are as follows:

Base Salary:

- Establish base salaries that are competitive with those payable to executives holding comparable positions at similar-sized wireless cable companies.

- Provide periodic base salary increases as appropriate, consistent with the Company's overall operating and financial performance, with a view to rewarding successful individual performance and keeping pace with competitive practices.

Long-term Incentive:

- Facilitate the alignment of executives' interests with those of the Company's shareholders by providing opportunities for meaningful stock ownership.

    Executive officers are eligible to receive option grants, cash bonuses and increases in salary based upon the performance of the Company and their individual progress during the preceding year. Such grants, if any, are determined by the Board of Directors from time to time during each fiscal year with the input and recommendation of the Company's Chief Executive Officer. In determining award levels, the Committee emphasizes Company performance and the contributions made by individual executives to that performance. The Board of Directors believes that such a retrospective analysis is most appropriate and practicable for a development-stage wireless cable enterprise like the Company, which operates in an uncertain environment and without the same sorts of standard measures of performance as are available to more seasoned companies. In addition, options may be granted to attract new executives or directors.

    The Chief Executive Officer's and the Chairman's base salaries are determined according to the same principles described above as applicable to compensation of the Company's other executive officers. The Chief Executive Officer and the Chairman each have a great deal of experience in building emerging companies, and the Board views their leadership as a critical factor in the successes the Company has achieved to date and as very important to realization of the Company's near-term goals.

Summary of Actions Taken

    At least once a year, and at more frequent periodic intervals when deemed necessary in individual cases, the Board of Directors reviews the performance of the Company's executive officers. The Board of Directors, other than Messrs. Cassidy and Specchio, also reviews the performance of Messrs. Cassidy and Specchio at least once a year.

On December 12, 1996, the Board of Directors authorized the execution of Severance Benefit Agreements with Messrs. Cassidy and Specchio providing for the extension of the terms of their respective employment agreements to September 2001, and providing that in the event of a change in control of the Company, each of them may in certain circumstances terminate his employment and receive severance benefit pay equal to three times his annual compensation, including certain bonuses. While the Board believes that cash bonuses or an increase in the Chief Executive Officer's and Chairman's salary would be justified under ordinary circumstances, the Chief Executive Officer and the Chairman have been willing to forego immediate increases in his cash compensation in order to assist the Company to conserve its cash resources. In February 1997, Mr. Specchio's employment agreement, as amended by his Severance Benefit Agreement, was replaced by the consulting agreement with MJS Inc. described above.

Board of Directors Interlocks and Insider Participation

    The Board of Directors consists of Messrs. Cassidy, Specchio, DiBenedetto, Lloyd and McManus, of which Messrs. Cassidy and Specchio are employees of the Company. Messrs. DiBenedetto, Lloyd and McManus participated in deliberations of the Company's Board of Directors concerning executive officer compensation. There are no interlocks between the Company and other entities involving the Company's executive officers and Board members who serve as executive officers or Board members of such other entities, except that Messrs. Cassidy, DiBenedetto and Lloyd are directors of Absolute Bank, of which Mr. Lloyd is Vice Chairman.

                                PERFORMANCE GRAPH

    The following graph provides a comparison of the Company's cumulative total stockholder return on its Common Stock since the Company's initial public offering in March 1994, with (a) the Nasdaq Composite Index, which is being used as the required broad entity market index, (b), the total return on a selected peer group index ("Old Peer Group") used by the Company in previous years consisting of Cablemaxx Inc., Peoples Choice TV Corp., CAI Wireless Systems Inc., American Telecasting Inc. and Wireless Cable of Atlanta Inc. and (c) the total return on a selected peer group within the "Cable and Television Systems" category for which data is compiled by Media General Financial Services, Inc. ("New Peer Group"). Such stockholder return is the sum of the dividends paid and the change in the market price of stock.
 The following graph assumes $100 invested on March 9, 1994 in the Company's Common Stock, NASDAQ Composite Index, the Old Peer Group and the New Peer Group. No cash dividends have been declared on the Company's Common Stock. Although the graph would normally cover a five-year period, the Company's Common Stock has been publicly traded only since March 9, 1994, so the graph commences as of such date. The comparisons in the graph are required by the Commission and are not intended to forecast or be indicative of possible future performance of the Company's Common Stock.


                             [GRAPH OMITTED]

PROPOSAL 4

                       RATIFICATION OF THE COMPANY'S SELECTION
                                   OF ITS AUDITORS

    The Board of Directors recommends to the stockholders that they ratify the selection of Coopers & Lybrand L.L.P., independent auditors, to audit the accounts of the Company for fiscal year 1997. If the stockholders do not ratify this selection, the Board of Directors will reconsider its selection of Coopers & Lybrand L.L.P. and may appoint new auditors upon recommendation of the Audit Committee.

    A representative of Coopers & Lybrand L.L.P. will be present at the Annual Meeting and will have the opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

    The Board of Directors unanimously recommends a vote FOR Proposal No. 4.


                                    OTHER MATTERS

    Management does not know of any business to be transacted at the meeting other than as indicated herein. However, certain stockholders may present topics for discussion from the floor. Should any such matter properly come before the meeting for a vote, the persons designated as proxies will vote thereon in accordance with their best judgment.

    You are urged to sign, date and return the enclosed proxy in the prepaid envelope provided for such purpose. It is hoped that registered stockholders will give us advance notice of their plans by marking the box provided on the proxy card.

    If you will need special assistance at the Annual Meeting because of a disability or if you require directions to the Meeting, please contact James Kardon, the Secretary of the Company at (212) 736-1000.

    Deadline for submitting proposals for next year's meeting. Stockholders who intend to present proposals in connection with the Company's 1997 Annual Meeting of Stockholders must submit their proposals to the Corporate Secretary of the Company on or before October 31, 1997.

New York, New York
March 18, 1997

                                  James Kardon
                                  Secretary

                                      APPENDIX I

                                       PROPOSED
                               CERTIFICATE OF AMENDMENT
                                          OF
                             CERTIFICATE OF INCORPORATION
                                          OF
                           NATIONAL WIRELESS HOLDINGS INC.


    National Wireless Holdings Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

    ONE: That the Board of Directors of said corporation, by the unanimous vote of its members on December 12, 1996, adopted a resolution proposing and declaring advisable the following amendment to the Certificate of Incorporation of said corporation:

         "RESOLVED, that the Certificate of Incorporation of the Corporation is hereby amended by striking out Articles SEVENTH and TENTH thereof and by substituting in lieu of said Articles the following new Articles SEVENTH and TENTH, respectively:

         SEVENTH: For the management of the business and for the conduct of the affairs of the Corporation, and in further definition, limitation, and the regulation of the powers of the Corporation and of its directors and of its stockholders or any class thereof, as the case may be, it is further provided:

         1. Number of Directors. The management of the business and the conduct of the affairs of the Corporation shall be vested in its Board of Directors. The number of directors which shall constitute the whole Board of Directors shall be fixed by, or in the manner provided in, the By-Laws. The phrase "whole Board" and the phrase "total number of directors" shall be deemed to have the same meaning, to wit, the total number of directors which the Corporation would have if there were no vacancies. No election of directors need be by written ballot.

         2. Terms of Directors. Except as otherwise provided in or fixed by or pursuant to the provisions of Article FOURTH hereof relating to the rights of the holders of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation or to elect directors under specified circumstances, the directors shall be classified, with respect to the time for which they severally hold office, into three classes, as nearly equal in number as possible, as shall be provided in the manner specified in the By-Laws of the Corporation. One class shall be originally elected for a term expiring at the annual meeting of stockholders to be held in 1998, another class shall be originally elected for a term expiring at the annual meeting of stockholders to be held in 1999, and another class shall be originally elected for a term expiring at the annual meeting of stockholders to be held in 2000, with each member of each class to hold office until a successor is elected and qualified.

    At each annual meeting of stockholders of the Corporation and except as otherwise provided in or fixed by or pursuant to the provisions of Article FOURTH hereof relating to the rights of the holders of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation to elect directors under specified circumstances, the successors of the class of directors whose term expires at that meeting shall be elected to hold office for a term of three years.

         3. Newly Created Directorships and Vacancies. Except as otherwise required by law and except as otherwise provided in or fixed by or pursuant to the provisions of Article FOURTH hereof relating to the rights of the holders of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation to elect directors under specified circumstances: (i) newly created directorships resulting from any increase in the number of directors and any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or other cause shall be filled by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Board of Directors; (ii) any director elected in accordance with the preceding clause (i) shall hold office for the remainder of the full term of the class of directors in which the new directorship was created or the vacancy occurred and until such director's successor shall have been elected and qualified; and (iii) no decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

         4. Removal. Except as otherwise provided in or fixed by or pursuant to the provisions of Article FOURTH hereof relating to the rights of the holders of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation to elect directors under specified circumstances, any director may be removed from office only for cause by the affirmative vote of the holders of at least a majority of the combined voting power of the then outstanding shares of the Corporation's stock entitled to vote generally, voting together as a single class. Whenever in this Article SEVENTH hereof, the phrase, "the then outstanding shares of the Corporation's stock entitled to vote generally" is used, such phrase shall mean each then outstanding share of any class or series of the Corporation's stock that is entitled to vote generally in the election of the Corporation's directors.

         5. Amendment or Repeal of this Article. Notwithstanding any other provisions of this Article SEVENTH or any other Article hereof or of the By-Laws of the Corporation (and notwithstanding the fact that a lesser percentage may be specified from time to time by law, this Article SEVENTH, any other Article hereof, or the By-Laws of the Corporation), the provisions of this Article SEVENTH may not be altered, amended or repealed in any respect, nor may any provision inconsistent therewith be adopted, unless such alteration, amendment, repeal or adoption is approved by the affirmative vote of at least 75% of the combined voting power of the then outstanding shares of the Corporation's capital stock entitled to vote generally, voting together as a single class.

         6. Amendment of Bylaws. After the original or other By-Laws of the Corporation have been adopted, amended, or repealed, as the case may be, in accordance with the provisions of Section 109 of the General Corporation Law of the State of Delaware, and, after the Corporation has received any payment for any of its stock, the power to adopt, amend, or repeal the By-Laws of the Corporation may be exercised by the Board of Directors of the Corporation, unless otherwise provided in the By-Laws.

         7. Voting Power. Whenever the Corporation shall be authorized to issue only one class of stock, each outstanding share shall entitle the holder thereof to notice of, and the right to vote at, any meeting of stockholders. Whenever the Corporation shall be authorized to issue more than one class of stock, no outstanding share of any class of stock which is denied voting power under the provisions of the Certificate of Incorporation shall entitle the holder thereof to the right to vote at any meeting of stockholders except as the provisions of paragraph (2) of subsection (b) of Section 242 of the General Corporation Law of the State of Delaware shall otherwise require; provided, that no share of any such class which is otherwise denied voting power shall entitle the holder thereof to vote upon the increase or decrease in the number of authorized shares of said class.

         8. Ballots. Elections of directors need not be by written ballot unless the By-Laws of the Corporation shall so provide.

         "TENTH: The Corporation shall, to the fullest extent permitted by the provisions of Section 145 of the General Corporation Law of the State of Delaware, as the same may be amended and supplemented, indemnify, and upon request advance expenses to, any and all persons who is or was a party or is threatened to be made a party to any threatened, pending or completed action, suit, proceeding or claim, whether civil, criminal, administrative or investigative, by reason of the fact that such person is or was or has agreed to be a director or officer of this Corporation or while a director or officer is or was serving at the request of this Corporation as a director, officer, partner, trustee, employee or agent of any corporation, partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, from and against any and all of the expenses, liabilities, or other matters referred to in or covered by said section (including without limitation attorneys fees and expenses); provided, however, that the foregoing shall not require this Corporation to indemnify or advance expenses to any person in connection with any action, suit, proceeding, claim or counterclaim initiated by or on behalf of such person other than solely to enforce rights under this ARTICLE TENTH. The indemnification provided for herein shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any By-Law, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee, or agent and shall inure to the benefit of the heirs, executors, and administrators of such a person. Any person seeking indemnification under this Article TENTH shall be deemed to have met the standard of conduct required for such indemnification unless the contrary shall be established by a court of competent jurisdiction.

    Any repeal or modification of the foregoing provisions of this Article TENTH shall not adversely affect any right or protection of a director or officer of the Corporation with respect to any acts or omissions of such director or officer occurring prior to such repeal or modification.

    ; and further

         "RESOLVED, that the Certificate of Incorporation is hereby further amended by adding the following new Articles ELEVENTH, TWELFTH, THIRTEENTH, FOURTEENTH and FIFTEENTH:

         ELEVENTH: The Corporation hereby elects to be governed by Section 203 of the Delaware General Corporation Law.

         TWELFTH: If at any time the Corporation shall have a class of stock registered pursuant to the provisions of the Securities Exchange Act of 1934, for so long as such class is so registered, any action by the stockholders of such class must be taken at an annual or special meeting of stockholders and may not be taken by written consent.

         THIRTEENTH: The Board of Directors of the Corporation, when evaluating any offer of another party (a) to make a tender or exchange offer for any equity security of the Corporation or (b) to effect a business combination, shall, in connection with the exercise of its judgment in determining what is in the best interests of the Corporation as a whole, be authorized to give due consideration to any such factors as the Board of Directors determines to be relevant, including, without limitation:

              a.   the interests of the Corporation's stockholders;

              b. whether the proposed transaction might violate federal or state laws;

              c. not only the consideration being offered in the proposed transaction, in relation to the then current market price for the outstanding capital stock of this Corporation, but also to the market price for the capital stock of the Corporation over a period of years, the estimated price that might be achieved in a negotiated sale of the Corporation as a whole or in part or through orderly liquidation, the premiums over market price for the securities of other corporations in similar transactions, current political, economic and other factors bearing on securities prices and the Corporation's financial condition and future prospects; and

              d. the social, legal and economic effects upon employees, suppliers, customers and others having similar relationships with the Corporation, and the communities in which the Corporation conducts its business.

    In connection with any such evaluation, the Board of Directors is authorized to conduct such investigations and engage in such legal proceedings as the Board of Directors may determine.

         FOURTEENTH: Notwithstanding any other provisions of this Certificate of Incorporation or the Bylaws (and notwithstanding the fact that a lesser percentage may be specified by law, this Certificate of Incorporation or the Bylaws of this Corporation), the affirmative vote of 75% of the total number of votes of the then outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to amend or repeal, or to adopt any provision inconsistent with the purpose or intent of ARTICLES SEVENTH, NINTH, TENTH, ELEVENTH, TWELFTH, THIRTEENTH and this ARTICLE FOURTEENTH. Notice of any such proposed amendment, repeal or adoption, shall be contained in the notice of the meeting at which it is to be considered. Subject to the provisions set forth herein, this Corporation reserves the right to amend, alter, repeal or rescind any provision contained in this Certificate of Incorporation in the manner now or hereafter prescribed by law.

         FIFTEENTH: From time to time any of the provisions of this Certificate of Incorporation may be amended, altered, or repealed, and the provisions authorized by the laws of the State of Delaware at the time in force may be added or inserted in the manner and at the time prescribed by said laws, and all rights at any time conferred upon the stockholders of the Corporation by this Certificate of Incorporation are granted subject to the provisions of this Article FIFTEENTH."

    TWO: That this Certificate of Amendment was duly adopted in accordance with Section 242 of the General Corporation Law of the State of Delaware.

                                     APPENDIX II

                           NATIONAL WIRELESS HOLDINGS INC.

                            PROPOSED AMENDMENT TO BY-LAWS

Article II, Sections 2.03 and 2.12 of the Company's By-Laws (the "By-Laws") is proposed to be amended to read as follows:

                                     ARTICLE II
         1. Article II Section 2.03 of the By-Laws, is hereby amended in its entirety to read as follows:


         "2.03. Election and Term of Directors. The Directors shall be appointed initially by the incorporator. All members of the Board of Directors shall be classified, with respect to the time for which they each hold office, into three classes, as nearly equal in number as possible, as determined by the incorporator or incorporators. One class shall originally be elected for an initial one year term expiring at the annual meeting of stockholders to be held in 1998, another class shall be originally elected for an initial two year term expiring at the annual meeting of stockholders to be held in 1999, and another class shall be originally elected for an initial three year term expiring at the annual meeting of stockholders to be held in 2000, with each member of each class to hold office until a successor is elected and qualified or until his earlier resignation or removal. Thereafter, at each annual meeting of stockholders, the successors of the class of directors whose term expires at that meeting shall be elected to hold office for a three year term until their successors are elected and qualified or until their earlier resignation or removal. If the annual meeting for the election of Directors is not held on the date designated therefor, the Directors shall cause the meeting to be held as soon thereafter as convenient. At each meeting of the stockholders for the election of Directors, provided a quorum is present, the Directors shall be elected by a plurality of the votes validly cast in such election.

         Any director may resign at any time upon written notice to the corporation. Except as the General Corporation Law of the State of Delaware (the "General Corporation Law") may otherwise require, in the interim between annual meetings of stockholders or of special meetings of stockholders called for the election of directors and/or for the removal of one or more directors and for the filling of any vacancy in that connection, newly created directorships and any vacancies in the Board of Directors, including unfilled vacancies resulting from the removal of directors for cause, shall be filled by the vote of a majority of the remaining directors then in office, although less than a quorum, or by the sole remaining directors. In the event of a newly created directorship, any director elected in accordance with the preceding clause shall hold office for the remainder of the full term of the class of directors having the longest remaining term at the time of the election and until such director's successor shall have been elected and qualified.

    In the event of a vacancy, any director elected in accordance with the preceding clause shall hold office for the remainder of the full term of the class of directors in which the vacancy occurred and until such director's successor shall have been elected and qualified. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

         Except as otherwise provided in or fixed by or pursuant to the corporation's Certificate of Incorporation, nominations for the election of directors may be made by the Board of Directors or by any stockholder entitled to vote in the election of directors generally. However, such stockholders may nominate one or more persons for election as director or directors at a stockholders' meeting only if written notice of intent to make such nomination or nominations has been given either by personal delivery or by mail to the Secretary of the Corporation not less than 30 days before the meeting of stockholders at which such election is held. Each such notice shall state (a) the name and address of the stockholder who intends to make the nomination and of the person or persons to be nominated; (b) a representation that the stockholder is a holder of record of stock of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (c) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the nominee proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission, had the nominee been nominated, or intended to be nominated, by the Board of Directors; and (e) the consent of each nominee to serve as a director of the corporation if so elected. The chairman of the meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedure."

         2. Article II Section 2.12 of the By-Laws is hereby amended in its entirety to read as follows:

         "2.12. Removal of Directors. Except as may otherwise be provided by the General Corporation Law, any director or the entire Board of Directors shall be removed only for good cause shown, by the holders of a majority of the shares then entitled to vote at an election of directors, voting together as a single class, but only if notice of such proposal was contained in the notice of such meeting. Any vacancy in the board of directors resulting from any such removal shall be filled only by vote of a majority of the directors then in office, although less than a quorum, and any director or directors so chosen shall hold office until the next election of the class for which such directors shall have been chosen and until their successors shall be elected and qualified or until their earlier death, resignation or removal. Except where a right to receive compensation shall be expressly provided in a duly authorized written agreement with the Corporation, no director removed shall have any right to any compensation as such director for any period following his resignation or removal, or any right to damages on account of such removal, whether his compensation be by the month or by the year or otherwise; unless the body acting on the removal shall in its discretion provide for compensation.

         At least sixty days prior to any meeting of stockholders at which removal for cause shall be considered, each director whose removal is at issue shall have received a summary of the allegations and evidence claimed, all in such detail as reasonably calculated to inform the director in preparing any defense. If a removal for cause is moved without such notice, the chairman of the stockholders meeting shall determine whether that issue shall be held over to a date when such notice shall have been timely received."